UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund:  Managed Account Series
                  Global SmallCap Portfolio
                  High Income Portfolio
                  Mid Cap Value Opportunities Portfolio
                  US Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/2008

Date of reporting period: 05/01/2007 - 10/31/2007

Item 1 -  Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


Managed Account Series


SEMI-ANNUAL REPORT
OCTOBER 31, 2007    (UNAUDITED)


U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate ("BlackRock") to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


Managed Account Series
P.O. Box 9011
Princeton, NJ 08543-9011


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Managed Account Series


Table of Contents                                              Page

A Letter to Shareholders                                          3
Semi-Annual Report:
Fund Summaries                                                    4
About Fund Performance                                           13
Disclosure of Expenses                                           13
Financial Statements
    Schedules of Investments                                     14
    Statements of Assets and Liabilities                         31
    Statements of Operations                                     32
    Statements of Changes in Net Assets                          33
Financial Highlights                                             35
Notes to Financial Statements                                    37
Proxy Results                                                    43
Officers and Trustees                                            43
BlackRock Fund Information                                       44
Mutual Fund Family                                               46



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



A Letter to Shareholders


Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:



Total Returns as of October 31, 2007                                                  6-month        12-month
U.S. equities (S&P 500 Index)                                                          +5.49%        +14.56%
Small cap U.S. equities (Russell 2000 Index)                                           +2.25%        + 9.27%
International equities (MSCI Europe, Australasia, Far East Index)                      +8.19%        +24.91%
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +2.68%        + 5.38%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +1.30%        + 2.91%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -0.07%        + 6.89%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
-----------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT



Fund Summary                                            U.S. Mortgage Portfolio


Portfolio Management Commentary


   How did the Portfolio perform?

*  The Portfolio's total return lagged its benchmark for the period.

* It was an eventful six months for fixed income markets. Bond yields rose sharply (and prices fell) in early June amid stronger-than-expected economic readings, which led investors to believe that the Federal Reserve Board (the "Fed") would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market. Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities (MBS) began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries' central banks stepped in to inject liquidity into the markets and to bolster investor confidence. In September, the Fed cut the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions and help prevent negative spillover in the economy. Another 0.25% interest rate cut followed on October 31, 2007.

* Spread sectors--including MBS, commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues - significantly underperformed during the six-month period as investors diverted assets to the perceived safety of Treasury issues.


   What factors influenced performance?

* The aforementioned financial crisis caused significant underperformance in mortgage securities, regardless of their quality. Spreads widened across fixed income sectors as investors poured assets into Treasury securities. Given our focus on spread product, the fund's relative performance suffered accordingly. On the positive side, the Portfolio's bias toward a steepening yield curve benefited performance as short-term interest rates fell and the curve steepened. Our relatively conservative (that is, high quality) mortgage position also proved advantageous. This included exposure to Ginnie Mae issues.


   Describe recent Portfolio activity.

* With the large market dislocations in spread product, we took the opportunity to position the Portfolio in the highest-quality, non-agency MBS. Despite strong fundamentals and substantial credit enhancement, these products underperformed dramatically and we were able to establish positions at relatively attractive prices. Given the degree of underperformance, we believe these products are at unsustainable spread levels and provide the Portfolio with a unique opportunity going forward.


   Describe Portfolio positioning at period-end.

* The Portfolio is positioned to take advantage of a further downturn in the housing market. We have a higher-coupon bias, and expect that slower prepayments should benefit the fund. Otherwise, the Portfolio continues to emphasize high-quality spread product, which we believe should perform well as the markets recover.



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in U.S. Mortgage Portfolio*++ compared to a similar investment in Lehman Brothers Mortgage-Backed Securities Index++++. Values illustrated are as follows:


U.S. Mortgage Portfolio*++

Date                                      Value

7/29/2005**                             $10,000.00
October 2005                            $ 9,926.00
October 2006                            $10,488.00
October 2007                            $11,019.00


Lehman Brothers Mortgage-Backed Securities Index++++

Date                                      Value

7/29/2005**                             $10,000.00
October 2005                            $ 9,966.00
October 2006                            $10,532.00
October 2007                            $11,130.00


    * Assuming transaction costs, if any, and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ U.S. Mortgage Portfolio invests primarily in mortgage-related securities.

 ++++ This unmanaged Index includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



                                                        U.S. Mortgage Portfolio

Performance Summary for the Period Ended October 31, 2007

                                                                                          Average Annual Total Returns*

                                                      Standardized        6-Month
                                                      30-Day Yield     Total Returns        1 Year     Since Inception**
U.S. Mortgage Portfolio                                  5.57%             +2.22%           +5.06%           + 4.39%
Lehman Brothers Mortgage-Backed Securities Index           --              +2.65            +5.68            + 4.86

  * Assuming maximum sales charges. See "About Fund Performance" on page 13 for a detailed description of share classes, including any related sales charges and fees.

 ** The Portfolio commenced operations on 7/29/05.

    Past performance is not indicative of future results.



Expense Example Excluding Interest Expense

                                                 Actual                                         Hypothetical**

                              Beginning          Ending          Expenses        Beginning          Ending          Expenses
                            Account Value    Account Value     Paid During     Account Value    Account Value     Paid During
                             May 1, 2007    October 31, 2007   the Period*      May 1, 2007    October 31, 2007   the Period*
U.S. Mortgage Portfolio         $1,000         $1,022.20          $0.00            $1,000         $1,025.20          $0.00

  * Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 13 for further information on how expenses were calculated.



Expense Example Including Interest Expense


                                                 Actual                                         Hypothetical**

                              Beginning          Ending          Expenses        Beginning          Ending          Expenses
                            Account Value    Account Value     Paid During     Account Value    Account Value     Paid During
                             May 1, 2007    October 31, 2007   the Period*      May 1, 2007    October 31, 2007   the Period*
U.S. Mortgage Portfolio         $1,000         $1,022.20          $1.27            $1,000         $1,023.94          $1.28

  * Expenses are equal to the Portfolio's annualized expense ratio of .25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 13 for further information on how expenses were calculated.



Fund Profile as of October 31, 2007


                                                       Percent of
                                                       Long-Term
Portfolio Composition                                 Investments

U.S. Government Agency Mortgage-Backed Securities         63.1%
Non-Government Agency Mortgage-Backed Securities          32.3
U.S. Government Agency Mortgage-Backed Securities--
  Collateralized Mortgage Obligations                      3.1
U.S. Government Obligations                                0.5
Asset Backed Securities                                    1.0



                                                       Percent of
                                                       Long-Term
Credit Quality Allocations*                           Investments

AAA/Aaa                                                  100.0%
A/A                                                       --**

 * Using the higher of S&P's or Moody's ratings.

** Amount is less than 1%.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Fund Summary                                              High Income Portfolio


Portfolio Management Commentary


   How did the Portfolio perform?

*  The Portfolio outperformed its benchmark for the period.


   What factors influenced Portfolio performance?

* It was an eventful six months for fixed income markets. Bond yields rose sharply (and prices fell) in early June amid stronger-than-expected economic readings, which led investors to believe that the Federal Reserve Board (the "Fed") would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market. Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries' central banks stepped in to inject liquidity into the markets and to bolster investor confidence. In September, the Fed cut the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions and help prevent negative spillover in the economy. Another 0.25% interest rate cut followed on October 31, 2007.

* The market unrest resulted in an investor flight to safety that negatively impacted the high yield sector. Our benchmark index posted negative monthly returns in June through August. High yield returns were positive in September and October, but for the full six months, the benchmark posted a modest negative return, while the Portfolio notched a small gain.

* In terms of Portfolio performance, security selection in the media (non-cable) and wireless sectors proved advantageous. Key contributors included Thomson Learning, Inc., Ion Media Networks, Inc. and ProtoStar Ltd. Conversely, an overweight position in metals and consumer services, in addition to an underweight in health care, detracted from the Portfolio's relative results. The Portfolio's cash position also hindered returns.


   Describe recent Portfolio activity.

* Generally speaking, we made trades that resulted in increased credit quality for the Portfolio. From a sector perspective, we increased exposure to wireline communications and metals, while reducing the Portfolio's weighting in aerospace, transportation, electric and chemicals. The fund's position in media (non-cable) varied over the period, beginning with an overweight, then shifting to an underweight before returning to an over-weight by period-end. The Portfolio remains underweight in homebuilders and autos.

* We increased the Portfolio's cash holdings by 7% over the course of the period to 10.8%. This increase in liquidity should allow us to take advantage of opportunities in the upcoming new-issue calendar. In October, the high yield market saw roughly $17 billion in new deals, more than the previous three months combined.



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in High Income Portfolio*++ compared to a similar investment in Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index++++. Values illustrated are as follows:


High Income Portfolio*++

Date                                      Value

7/29/2005**                             $10,000.00
October 2005                            $ 9,830.00
October 2006                            $11,021.00
October 2007                            $11,894.00


Lehman Brothers U.S. Corporate High Yield
2% Issuer Cap Index++++

Date                                      Value

7/29/2005**                             $10,000.00
October 2005                            $ 9,853.00
October 2006                            $10,806.00
October 2007                            $11,550.00


    * Assuming transaction costs, if any, and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

 ++++ This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



                                                          High Income Portfolio

Performance Summary for the Period Ended October 31, 2007

                                                                                          Average Annual Total Returns*

                                                      Standardized        6-Month
                                                      30-Day Yield     Total Returns        1 Year     Since Inception**
High Income Portfolio                                    8.60%             +0.19%           +7.92%           + 7.99%
Lehman Brothers U.S. Corporate High Yield
  2% Issuer Cap Index                                      --              -0.07            +6.89            + 6.59

  * Assuming maximum sales charges. See "About Fund Performance" on page 13 for a detailed description of share classes, including any related sales charges and fees.

 ** The Portfolio commenced operations on 7/29/05.

    Past performance is not indicative of future results.



Expense Example

                                                 Actual                                         Hypothetical**

                              Beginning          Ending          Expenses        Beginning          Ending          Expenses
                            Account Value    Account Value     Paid During     Account Value    Account Value     Paid During
                             May 1, 2007    October 31, 2007   the Period*      May 1, 2007    October 31, 2007   the Period*
High Income Portfolio           $1,000         $1,001.90          $0.00            $1,000         $1,025.20          $0.00

  * Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 13 for further information on how expenses were calculated.



Fund Profile as of October 31, 2007


                                                       Percent of
Ten Largest Holdings                                   Net Assets

Freeport-McMoran Copper & Gold, Inc. 8.375%
  due 4/01/2017                                            1.3%
TL Acquisitions, Inc., 10.50% due 1/15/2015                1.2
Cablevision Systems Corp. Series B, 9.644%
  due 4/01/2009                                            1.1
Charter Communications Holdings I, LLC, 11%
  due 10/01/2015                                           1.1
The AES Corp., 8% due 10/15/2017                           1.1
MetroPCS Wireless, Inc., 9.25% due 11/01/2014              1.0
Texas Competitive Electric Holdings Co. LLC, 10.25%
  due 11/01/2015                                           0.9
Charter Communications Holdings II, LLC, 10.25%
  due 9/15/2010                                            0.9
Momentive Performance Materials, Inc., 11.50%
  due 12/01/2016                                           0.9
Aleris International, Inc., 9% due 12/15/2014              0.9



                                                       Percent of
Five Largest Industries                                Net Assets

Media                                                     15.2%
Hotels, Restaurants & Leisure                              6.4
Metals & Mining                                            5.7
Independent Power Producers & Energy Traders               5.7
Commercial Services & Supplies                             4.2

  For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                       Long-Term
Quality Ratings by S&P/Moody's                        Investments

BBB/Baa                                                    3.1%
BB/Ba                                                     23.7
B/B                                                       52.7
CCC/Caa                                                   17.7
NR (Not Rated)                                             1.7
Other*                                                     1.1

 * Includes portfolio holdings in Common Stocks and Preferred Stocks.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Fund Summary                                          Global SmallCap Portfolio


Portfolio Management Commentary


   How did the Portfolio perform?

* The Portfolio posted a solid double-digit return, outperforming the MSCI World Index and the MSCI World Small Cap Index for the period.


   What factors influenced performance?

* Geographically, stock selection in the U.S. market drove the Portfolio's outperformance of the benchmark MSCI World SmallCap Index. Stock selection also added substantial value in the major markets of the U.K. and Japan. The Portfolio's investments in emerging markets (specifically, China, South Korea, Mexico and Brazil) further benefited performance.

* Every sector contributed positively to Portfolio performance on both an absolute and relative basis. The industrials sector delivered the greatest relative return, with our investments in The Shaw Group, Inc. (U.S.), Shenzhen Expressway Co. Ltd. (China) and Empresas (ICA Sociedad Controladora, SA de CV) (Mexico) all surging on the continued global demand for infrastructure development.

* In energy, the stocks of Chinese coal producer Yanzhou Coal Mining Co. Ltd. doubled in value during the period, while U.S. offshore oil service provider Oceaneering International, Inc. saw its share price rise sharply amid very strong demand for energy equipment and services throughout the period. Stock selection in the consumer discretionary, financials and materials sectors proved advantageous as well.

* There were few performance detractors during the six-month period. Every sector in the Portfolio outperformed its benchmark. On a geographic basis, stock selection in Canada and select European countries (namely Germany, Belgium and Finland) underperformed the benchmark allocations. Within Canada, health care holdings Labopharm Inc. and DiagnoCure Inc. were the most significant detractors.


   Describe recent Portfolio activity.

* At the sector level, we modestly increased our allocation to the information technology and materials sectors, while slightly lowering exposure to the financials and consumer discretionary sectors.
   Geographically, we reduced exposure to Japan and added to the Portfolio's emerging markets allocation (Taiwan, India and Brazil).

* At the individual stock level, major additions during the period included Polycom, Inc., a U.S. leader in video, voice and web conferencing solutions, and Hikma Pharmaceuticals Plc, a pharmaceutical company serving the rapidly growing Middle East/North Africa region.


   Describe Portfolio positioning at period-end.

* At the end of October, the Portfolio had overweight positions in the consumer staples and healthcare sectors, and was significantly underweight in financials and consumer discretionary, while modestly underweight in industrials. Geographically, the Portfolio remains diversified globally, with underweight positions in Japan and Europe and an overweight in emerging markets.



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Global SmallCap Portfolio*++ compared to a similar investment in MSCI World Index++++ and MSCI World SmallCap Index++++++. Values illustrated are as follows:


Global SmallCap Portfolio*++

Date                                      Value

8/02/2005**                             $10,000.00
October 2005                            $ 9,820.00
October 2006                            $11,665.00
October 2007                            $15,691.00


MSCI World Index++++

Date                                      Value

8/02/2005**                             $10,000.00
October 2005                            $ 9,977.00
October 2006                            $12,104.00
October 2007                            $14,572.00


MSCI World SmallCap Index++++++

Date                                      Value

8/02/2005**                             $10,000.00
October 2005                            $ 9,901.00
October 2006                            $11,945.00
October 2007                            $13,961.00


      * Assuming transaction costs, if any, and other operating expenses, including administration fees.

     ** Commencement of operations.

     ++ Global SmallCap Portfolio invests primarily in a portfolio of equity securities of small cap issuers in various foreign countries and in the United States.

   ++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

 ++++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



                                                      Global SmallCap Portfolio

Performance Summary for the Period Ended October 31, 2007

                                                                                          Average Annual Total Returns*

                                                                          6-Month
                                                                       Total Returns        1 Year     Since Inception**
Global SmallCap Portfolio                                                  +15.05%          +34.51%          +22.20%
MSCI World Index                                                           + 7.62           +20.39           +18.24
MSCI Small Cap Index                                                       + 2.31           +16.88           +16.01

  * Assuming maximum sales charges. See "About Fund Performance" on page 13 for a detailed description of share classes, including any related sales charges and fees.

 ** The Portfolio commenced operations on 8/02/05.

    Past performance is not indicative of future results.



Expense Example


                                                 Actual                                         Hypothetical**

                              Beginning          Ending          Expenses        Beginning          Ending          Expenses
                            Account Value    Account Value     Paid During     Account Value    Account Value     Paid During
                             May 1, 2007    October 31, 2007   the Period*      May 1, 2007    October 31, 2007   the Period*
Global SmallCap Portfolio       $1,000         $1,150.50          $0.00            $1,000         $1,025.20          $0.00

  * Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 13 for further information on how expenses were calculated.



Fund Profile as of October 31, 2007


                                                          Percent of
Ten Largest Holdings               Country of Origin      Net Assets

Ryanair Holdings Plc               Ireland                    1.4%
BioMarin Pharmaceuticals, Inc.     United States              1.3
Cochlear Ltd.                      Australia                  1.2
Qiagen NV                          Netherlands                1.2
Agnico-Eagle Mines Ltd.            Canada                     1.1
Companhia de Saneamento de
  Minas Gerais                     Brazil                     1.1
Tele Atlas NV                      Netherlands                1.1
UAP Holdings Corp.                 United States              1.1
Sinofert Holdings Ltd.             Hong Kong                  1.1
Hikma Pharmaceuticals Plc          United Kingdom             1.1




                                                          Percent of
Five Largest Industries                                   Net Assets

Chemicals                                                     5.4%
Metals & Mining                                               4.6
Software                                                      4.5
Machinery                                                     4.3
Speciality Retail                                             4.1

  For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Fund Summary (concluded)                              Global SmallCap Portfolio


Fund Profile as of October 31, 2007 (concluded)


                                                          Percent of
                                                          Long-Term
Geographic Allocations                                   Investments

United States                                               41.3%
Japan                                                        8.6
United Kingdom                                               6.5
Canada                                                       5.2
Australia                                                    4.0
Netherlands                                                  3.0
France                                                       2.6
India                                                        2.4
Ireland                                                      2.1
Germany                                                      2.0
China                                                        1.8
Hong Kong                                                    1.8
Italy                                                        1.7
Taiwan                                                       1.6
Mexico                                                       1.5
Switzerland                                                  1.4
Brazil                                                       1.4
Israel                                                       1.4
Denmark                                                      1.4
Bermuda                                                      1.3
Norway                                                       0.9
Turkey                                                       0.9
Philippines                                                  0.8
Malaysia                                                     0.7
South Korea                                                  0.7
Belgium                                                      0.7
Finland                                                      0.5
South Africa                                                 0.5
Sweden                                                       0.5
Indonesia                                                    0.3
Singapore                                                    0.2
Greece                                                       0.2
Cayman Islands                                               0.1



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Fund Summary                              Mid Cap Value Opportunities Portfolio


Portfolio Management Commentary


   How did the Portfolio perform?

* The Portfolio underperformed the benchmark S&P MidCap 400 Index for the six-month period.


   What factors influenced performance?

* Stock selection in health care detracted from the Portfolio's relative performance, led by disappointing results from King Pharmaceuticals, Inc. Stock selection and an underweight in health care equipment and supply manufacturers, particularly Cooper Cos., also hindered performance.

* An underweight to the consumer discretionary sector proved advantageous, but was overshadowed by negative stock selection. Stocks that disappointed included Harte-Hanks, Inc., Valassis Communications Inc., Jones Apparel Group, Inc. and Brunswick Corp. Positions in Valassis Communications and Brunswick were eliminated during the period. Also detracting from performance was stock selection and an underweight in construction & engineering names within industrials. Allied Waste Industries, Inc. was a notable detractor within the sector.

* Conversely, stock selection in information technology proved favorable. Within the software subsector, VMware Inc., which was spun out from EMC Corp. in August, and BEA Systems, Inc., which received a takeover offer from Oracle Corp., performed well, as did Citrix Systems Inc. Within IT services, Global Payments, Inc. and CheckFree Corp. were top performers.

* Stock selection in utilities, financials, consumer staples and materials also contributed to relative performance. Puget Energy, Inc. was a key contributor among utilities. In financials, Crescent Real Estate Equities Co. performed well upon the announcement of its agreement to be acquired by Morgan Stanley. In addition, stock selection and an underweighting of commercial banks, as well as stock selection among capital markets names (for example, Waddell & Reed Financial Inc.), benefited performance. In consumer staples, Smithfield Foods Inc. and Alberto-Culver Co. were strong performers. Huntsman Corp. was a standout in materials.


   Describe recent Portfolio activity.

* We added to the Portfolio's weighting in utilities, initiating a position in Puget Energy and adding to existing holdings. We also increased exposure to health care, particularly in the biotechnology and pharmaceuticals subsectors. Consumer staples and energy allocations also were increased. Alberto-Culver and Plains Exploration & Production Co. were both new additions.

* We reduced exposure to industrials, most notably in machinery, distributors and construction & engineering, by trimming existing holdings and eliminating Joy Global Inc. and W.W. Grainger Inc. We reduced exposure to telecommunication services and consumer discretionary, as we remain cautious regarding the outlook for consumer spending.

* The Portfolio ended the period overweight relative to the benchmark in information technology and energy, and underweight in consumer discretionary, materials and industrials.



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Mid Cap Value Opportunities Portfolio*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Mid Cap Value Opportunities Portfolio*++

Date                                      Value

8/02/2005**                             $10,000.00
October 2005                            $ 9,870.00
October 2006                            $11,710.00
October 2007                            $13,430.00


S&P MidCap 400 Index++++

Date                                      Value

8/02/2005**                             $10,000.00
October 2005                            $ 9,688.00
October 2006                            $10,989.00
October 2007                            $12,859.00

    * Assuming transaction costs, if any, and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value.

 ++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Fund Summary (concluded)                  Mid Cap Value Opportunities Portfolio


Performance Summary for the Period Ended October 31, 2007

                                                                                          Average Annual Total Returns*

                                                                          6-Month
                                                                       Total Returns        1 Year     Since Inception**
Mid Cap Value Opportunities Portfolio                                      +2.93%           +14.69%          +14.03%
S&P Mid Cap 400 Index                                                      +4.50            +17.02           +11.84

  * Assuming maximum sales charges. See "About Fund Performance" on page 13 for a detailed description of share classes, including any related sales charges and fees.

 ** The Portfolio commenced operations on 8/02/05.

    Past performance is not indicative of future results.



Expense Example

                                                 Actual                                         Hypothetical**

                              Beginning          Ending          Expenses        Beginning          Ending          Expenses
                            Account Value    Account Value     Paid During     Account Value    Account Value     Paid During
                             May 1, 2007    October 31, 2007   the Period*      May 1, 2007    October 31, 2007   the Period*
Mid Cap Value Opportunities
  Portfolio                     $1,000         $1,029.30          $0.00            $1,000         $1,025.20          $0.00

  * Expenses are equal to the Portfolio's annualized expense ratio of 0% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 13 for further information on how expenses were calculated.



Fund Profile as of October 31, 2007


                                                       Percent of
Ten Largest Holdings                                   Net Assets

OGE Energy Corp.                                           2.4%
Alberto-Culver Co.                                         2.3
Medicis Pharmaceutical Corp. Class                         2.3
Convergys Corp.                                            2.2
Wisconsin Energy Corp.                                     2.2
HCC Insurance Holdings, Inc.                               2.2
Plains Exploration & Production Co.                        2.1
Alliant Energy Corp.                                       2.1
TIBCO Software, Inc.                                       2.1
Parametric Technology Corp.                                2.1



                                                       Percent of
Five Largest Industries                                Net Assets

Multi-Utilities                                            7.9%
Oil, Gas & Consumable Fuels                                6.9
Software                                                   6.5
Pharmaceuticals                                            4.7
Insurance                                                  4.4



                                                       Percent of
                                                       Long-Term
Sector Representation                                 Investments

Information Technology                                    18.8%
Financials                                                15.2
Health Care                                               12.7
Industrials                                               12.3
Energy                                                    11.3
Consumer Discretionary                                     9.0
Utilities                                                  8.0
Materials                                                  5.6
Consumer Staples                                           2.4
Other*                                                     4.7

 * Includes portfolio holdings in certain exchange-traded funds.

   For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



About Fund Performance                                   Managed Account Series


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, 1-800-441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the performance tables on pages 5 - 12 assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Disclosure of Expenses


Shareholders of this Series may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on pages 5, 7, 9 and 12 (which is based on a hypothetical investment of $1,000 invested on May 1, 2007 and held through October 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Schedule of Investments as of October 31, 2007 (Unaudited)                                                U.S. Mortgage Portfolio

                                                             Face       Interest             Maturity
Issue                                                       Amount        Rate               Date(s)                    Value
U.S. Government Agency Mortgage-Backed Securities**--112.2%

Fannie Mae Guaranteed Pass-Through Certificates          $  5,200,000     4.50 %  10/01/2022 - 11/15/2037 (a)     $     5,136,375
                                                           33,342,528     5.00    11/01/2033 - 11/15/2037 (a)(f)       32,055,567
                                                           30,992,951     5.50    11/01/2033 - 11/15/2037 (a)(f)       30,618,378
                                                           23,933,720     6.00     8/01/2026 - 12/15/2037 (d)          24,078,913
                                                            5,300,000     6.50     8/01/2037 - 11/15/2037               5,430,846

Freddie Mac Mortgage Participation Certificates             5,000,000     5.00            12/15/2037 (a)                4,795,310
                                                            1,384,983     5.50     5/01/2037 - 12/15/2037 (a)           1,363,271
                                                           20,800,000     6.00    10/01/2037 - 11/15/2037 (a)          20,931,477
                                                            2,000,000     6.50            11/15/2037 (a)                2,048,124

Ginnie Mae MBS Certificates                                 2,656,901     5.00     5/15/2035 - 5/15/2036                2,579,851
                                                            3,600,000     5.50            11/21/2037 (a)                3,569,625
                                                           26,141,936     6.00    11/15/2034 - 11/21/2037 (a)          26,426,158
                                                            1,513,408     6.50     1/15/2032 - 6/15/2035                1,558,884

Total U.S. Government Agency Mortgage-Backed Securities (Cost--$160,419,860)--112.2%                                  160,592,779


U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations**--3.7%

Fannie Mae Trust Series 370 Class 2                         1,173,909     6.00            5/25/2036 (e)                   271,467

Fannie Mae Trust Series 2005-16 Class LE                      730,000     5.50              7/25/2033                     714,266

Freddie Mac Multiclass Certificates Series 2411 Class FJ       41,576     5.441           12/15/2029 (b)                   41,618

Freddie Mac Multiclass Certificates Series 2882 Class UW      680,000     4.50              11/15/2019                    636,373

Freddie Mac Multiclass Certificates Series 2971 Class GD      950,000     5.00              5/15/2020                     923,316

Freddie Mac Multiclass Certificates Series 3242 Class NC    1,333,819     5.75              12/15/2028                  1,348,233

Freddie Mac Multiclass Certificates Series 3329 Class JA      728,015     6.00              8/15/2028                     738,829

Ginnie Mae Trust Series 2005-71 Class AB                      676,846     5.50              9/20/2035                     683,229

Total U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations (Cost--$5,316,251)--3.7%   5,357,331


U.S. Government Obligations--0.7%


U.S. Treasury Notes                                           900,000     4.75              8/15/2017                     919,828

Total U.S. Government Obligations (Cost--$922,930)--0.7%                                                                  919,828



                      Face
                    Amount    Issue
Asset-Backed Securities**--1.2%

                 $ 390,000    Capital One Master Trust Series 2001-1 Class A, 5.52% due 12/15/2010 (b)                    390,301
                    75,000    Citibank Credit Card Master Trust I Series 1997-4 Class B, 6.014% due 3/10/2011 (b)          74,807
                    84,446    Collegiate Funding Services Education Loan Trust I Series 2005-A Class A1, 5.218%
                              due 9/29/2014 (b)                                                                            84,412
                   164,263    Countrywide Asset Backed Certificates Series 2004-6 Class 2A4, 5.77%
                              due 11/25/2034 (b)                                                                          162,307
                   325,000    Discover Card Master Trust I Series 2003-4 Class A1, 5.43% due 5/15/2011 (b)                324,780
                   500,000    GE Dealer Floorplan Master Note Trust Series 2005-1 Class A, 5.36%
                              due 4/20/2010 (b)                                                                           499,615
                   136,953    Irwin Home Equity Series 2005-C Class 1A1, 5.133% due 4/25/2030 (b)                         135,292
                    19,689    Residential Asset Securities Corp. Series 2004-KS7 Class A2B2, 5.143% due 5/25/2033 (b)      19,652
                    83,421    Structured Asset Investment Loan Trust Series 2005-10 Class A3, 4.963% due 12/25/2035 (b)    83,313

Total Asset-Backed Securities (Cost--$1,779,611)--1.2%                                                                  1,774,479


Non-Government Agency Mortgage-Backed Securities**--39.4%

Collateralized   1,357,562    Banc of America Funding Corp. Series 2006-B Class 5A1, 5.813% due 3/20/2036 (b)           1,373,828
Mortgage                      Chase Mortgage Finance Corp.:
Obligations        917,673       Series 2003-S9 Class A1, 5% due 10/25/2018                                               903,238
                   681,141       Series 2004-1 Class 4A1, 5% due 2/25/2019                                                659,692
                   872,973       Series 2004-2 Class A1, 5% due 1/25/2019                                                 852,786
                              Countrywide Alternative Loan Trust:
                   649,679       Series 2004-12CB Class 1A1, 5% due 7/25/2019                                             631,813
                   695,950       Series 2004-24CB Class 2A1, 5% due 11/25/2019                                            678,127
                 1,484,700       Series 2005-28CB Class 1A5, 5.50% due 8/25/2035                                        1,483,299



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Schedule of Investments (continued)                                                                       U.S. Mortgage Portfolio

                      Face
                    Amount    Issue                                                                                     Value
Non-Government Agency Mortgage-Backed Securities** (concluded)

Collateralized                Countrywide Alternative Loan Trust (concluded):
Mortgage        $  530,961       Series 2005-57CB Class 3A3, 5.50% due 12/25/2035                                 $       529,369
Obligations        653,017       Series 2005-J11 Class 2A1, 6% due 10/25/2035                                             646,337
(concluded)        861,258       Series 2005-QS13 Class 1A5, 5.50% due 9/25/2035                                          852,726
                 1,282,611       Series 2006-19Cb Class A15, 6% due 8/25/2036                                           1,294,435
                 1,855,111       Series 2006-20 Class 1A33, 6% due 2/25/2037                                            1,868,757
                   268,203       Series 2006-27CB Class A4, 6% due 11/25/2036                                             269,527
                 1,066,861       Series 2006-32CB Class A10, 6% due 11/25/2036                                          1,047,782
                   794,040       Series 2006-41CB Class 1A3, 6% due 1/25/2037                                             800,996
                 1,252,310       Series 2006-41CB Class 2A17, 6% due 1/25/2037                                          1,261,159
                   555,108       Series 2006-43CB Class 1A7, 6% due 2/25/2037                                             558,272
                   536,668       Series 2006-QS3 Class 1A10, 6% due 3/25/2036                                             542,513
                 1,010,000       Series 2007-2CB Class 1A15, 5.75% due 3/25/2037                                        1,012,377
                 1,023,583       Series 2007-3T1 Class1A7, 6% due 4/25/2037                                             1,033,709
                 3,026,610       Series 2007-7T2 Class A9, 6% due 4/25/2037                                             3,040,604
                 1,580,414       Series 2007-16C Class 4A7, 6% due 8/25/2037                                            1,558,390
                 1,070,000       Series 2007-16CB Class 1A7, 6% due 8/25/2037                                           1,083,709
                 2,200,000       Series 2007-16CB Class 5A3, 6.25% due 8/25/2037                                        2,192,667
                 1,374,525       Series 2007-A2 Class 1A5, 6% due 2/25/2037                                             1,382,383
                   762,561       Series 2007-A3 Class 1A7, 5.75% due 3/25/2037                                            762,435
                 1,010,000       Series 2007-GG11 Class A4, 5.736% due 11/10/2027                                       1,014,892
                 1,860,000       Series 2007-S2 Class A3, 6% due 2/25/2037                                              1,869,204
                              Countrywide Home Loan Mortgage Pass-Through Trust:
                 1,021,543       Series 2002-QS18 Class A1, 5.50% due 12/25/2017                                        1,014,840
                   250,864       Series 2003-3 Class 2A1, 5.423% due 5/25/2018                                            250,089
                   755,288       Series 2003-7 Class A1, 4.50% due 8/25/2018                                              725,785
                   522,076       Series 2003-J15 Class 1 A1, 4.50% due 12/25/2018                                         503,738
                   905,399       Series 2003-S8 Class A1, 5% due 5/25/2018                                                889,648
                   567,248       Series 2004-6 Class 5A1, 4.50% due 9/25/2019                                             545,130
                   396,146       Series 2004-J1 Class 1A1, 4.50% due 1/25/2019 (b)                                        384,080
                   809,759       Series 2004-J2 Class A2, 5.373% due 3/25/2034 (b)                                        804,579
                 1,970,245       Series 2007-15 Class 2A2, 6.50% due 9/25/2037                                          1,992,410
                   680,000       Series 2007-GG9 Class A4, 5.444% due 3/10/2039                                           669,514
                              First Horizon Asset Securities, Inc.:
                   279,200       Series 2003-4 Class 2A2, 5.323% due 6/25/2018 (b)                                        278,132
                   375,322       Series 2003-10 Class 1A6, 5.323% due 1/25/2034                                           374,677
                 1,180,000    GS Mortgage Securities Corp. II Series 2007-GG10 Class A4, 5.993% due 8/10/2045 (b)       1,195,374
                 2,088,302    MASTR Alternative Loans Trust Series 2004-10 Class 3A1, 5% due 9/25/2019                  2,051,352
                              MASTR Asset Securitization Trust:
                   816,388       Series 2003-5 Class 2A1, 5% due 6/25/2018                                                802,081
                 1,377,979       Series 2003-QS18 Class A1, 5% due 9/25/2018                                            1,350,420
                 1,300,384    Merrill Lynch Mortgage Investors, Inc. Series 2006-A3 Class 3A1, 5.83% due
                              5/25/2036 (b)(c)                                                                          1,316,781
                              Opteum Mortgage Acceptance Corp.:
                   563,391       Series 2004-7 Class 6A1, 5.25% due 10/25/2019                                            547,840
                    32,125       Series 2005-4 Class 1A1A, 5.043% due 11/25/2035 (b)                                       32,127
                              Wells Fargo Alternative Loan Trust:
                 1,622,995       Series 2007-8 Class 1A22, 6% due 7/25/2037                                             1,605,408
                   710,000       Series 2007-8 Class 2A2, 6% due 7/25/2037                                                697,932
                 1,063,763       Series 2007-19 Class 1A8, 6% due 8/25/2037                                             1,064,935
                 3,712,303       Series 2007-PA2 Class 1A1, 6% due 6/25/2037                                            3,633,417
                 2,501,565       Series 2007-S6 Class 2A12, 6% due 6/25/2037                                            2,517,450

Total Non-Government Agency Mortgage-Backed Securities (Cost--$56,160,139)--39.4%                                      56,452,765

Total Investments Before TBA Sale Commitments (Cost--$224,598,791)--157.2%                                            225,097,182



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Schedule of Investments (continued)                                                                       U.S. Mortgage Portfolio

                                                             Face       Interest             Maturity
Issue                                                       Amount        Rate               Date(s)                    Value
TBA Sale Commitments--(35.1%)

Fannie Mae Guaranteed Pass-Through Certificates         $(15,900,000)     5.00%      11/01/2033 - 11/15/2037      $  (15,253,719)
                                                          (5,200,000)     5.50%      11/01/2033 - 11/15/2037          (5,129,238)
                                                         (10,000,000)     6.00%       8/01/2026 - 12/15/2037         (10,079,743)
                                                          (1,800,000)     6.50%       8/01/2037 - 11/15/2037          (1,841,299)

Freddie Mac Mortgage Participation Certificates           (6,000,000)     6.00%      10/01/2037 - 11/15/2037          (6,038,280)

Ginnie Mae MBS Certificates                              (11,800,000)     6.00%      11/15/2034 - 11/15/2037         (11,948,843)

Total TBA Sale Commitments--(Premiums Received--$50,153,028)--(35.1%)                                                (50,291,122)

Total Investments Net of TBA Sale Commitments (Cost--$174,445,763*)--122.1%                                           174,806,060

Liabilities in Excess of Other Assets--(22.1%)
(31,649,366)
                                                                                                                  ---------------
Net Assets--100.0%                                                                                                $   143,156,694
                                                                                                                  ===============


  * The cost and unrealized appreciation (depreciation) of investments, as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    224,633,116
                                                   ================
    Gross unrealized appreciation                  $        960,558
    Gross unrealized depreciation                         (496,492)
                                                   ----------------
    Net unrealized appreciation                    $        464,066
                                                   ================


 ** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

(a) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                 Purchase       Sale     Realized    Interest
    Affiliate                      Cost         Cost       Gain       Income

    BlackRock Liquidity
      Series, LLC
      Cash Sweep Series             --      $10,682,516*    --      $  84,010
    Merrill Lynch Mortgage
      Investors, Inc.
      Series 2006-A3
      Class 3A1, 5.83%
      due 5/25/2036             $1,382,589  $    84,694    $162     $  26,339

        * Represents net sale cost.


(d) All or a portion of security held as collateral in connection with open financial futures contract.

(e) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(f) All or a portion of security held as collateral in connection with reverse repurchase agreements. Reverse repurchase agreements outstanding as of October 31, 2007 were as follows:


                       Interest  Trade     Maturity   Net Closing        Face
    Counterparty         Rate     Date       Date        Amount         Amount

    Lehman
      Brothers, Inc.    4.95%   10/18/07   11/19/07   $ 5,386,944   $ 5,364,000
    Lehman
      Brothers, Inc.    4.90%   10/22/07   11/19/07   $ 3,541,969   $ 3,529,000
    Lehman
      Brothers, Inc.    4.90%   10/23/07   11/19/07   $ 1,980,079   $ 1,973,097
    Lehman
      Brothers, Inc.    4.88%   10/24/07   11/19/07   $ 1,257,416   $ 1,253,000
    Lehman
      Brothers, Inc.    4.40%   10/30/07   11/02/07   $ 1,489,114   $ 1,488,750
    Lehman
      Brothers, Inc.    4.45%   10/31/07   11/02/07   $ 2,779,687   $ 2,779,000
                                                      -----------   -----------
    Total                                             $16,435,209   $16,386,847
                                                      ===========   ===========


  o Financial futures contracts sold as of October 31, 2007 were as follows:


    Number of                         Expiration         Face       Unrealized
    Contracts        Issue               Date           Value      Appreciation

      527         5-Year U.S.
                 Treasury Bond      December 2007    $ 56,735,747   $   165,591
      123        10-Year U.S.
                 Treasury Bond      December 2007    $ 13,591,479        59,557
                                                                    -----------
    Total Unrealized Appreciation                                   $   225,148
                                                                    ===========



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Schedule of Investments (concluded)                     U.S. Mortgage Portfolio


  o Swaps outstanding as of October 31, 2007 were as follows:

                                                                 Unrealized
                                                   Notional     Appreciation
                                                    Amount     (Depreciation)

    Receive (pay) a variable return based on the change in the spread return of the Lehman
    Brothers CMBS Aaa 8.5+ Index and pay a
    floating rate based on 1.106%

    Broker, Deutsche Bank AG
    Expires January 2008                           $ 1,605,000             --

    Receive (pay) a variable return based on the change in the spread return of the Lehman
    Brothers CMBS Investment Grade Index and pay a floating rate based on 1.328%

    Broker, CitiBank N.A.
    Expires January 2008                             1,595,000             --

    Receive (pay) a variable return based on the change in the since inception return the Lehman
    Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month USD LIBOR minus .07%

    Broker, UBS Warburg
    Expires January 2008                            10,200,000             --

    Receive a fixed rate of 5.1975% and pay a floating rate based on 3-month LIBOR

    Broker, Citibank N.A.
    Expires May 2011                                16,200,000    $   269,644

    Receive a fixed rate of 4.9765% and pay a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires August 2012                             37,000,000      (200,444)

    Receive a fixed rate of 4.6975% and pay a floating rate based on 3-month LIBOR

    Broker, Lehman Brothers Special Finance
    Expires October 2012                             2,500,000         17,738
                                                                  -----------
    Total                                                         $    86,938
                                                                  ===========
    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007 (Unaudited)
                                       High Income Portfolio  (In U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Aerospace & Defense--1.3%

USD     250,000   DRS Technologies, Inc., 6.625%
                     due 2/01/2016                               $      247,500
                  Hawker Beechcraft Acquisition Co. LLC (h):
         50,000         8.50% due 4/01/2015                              50,875
         90,000         8.875% due 4/01/2015 (d)                         90,675
        200,000   Hexcel Corp., 6.75% due 2/01/2015                     196,500
        580,000   L-3 Communications Corp., 5.875%
                     due 1/15/2015                                      565,500
        100,000   TransDigm, Inc., 7.75% due 7/15/2014                  101,750
        140,000   Vought Aircraft Industries, Inc., 8%
                     due 7/15/2011                                      139,125
                                                                 --------------
                                                                      1,391,925

Auto Components--2.4%

                  Allison Transmission (h):
         90,000         11% due 11/01/2015                               91,660
        190,000         11.25% due 11/01/2015 (d)                       187,223
        225,000   ArvinMeritor, Inc., 8.125% due 9/15/2015              212,625
                  The Goodyear Tire & Rubber Co.:
        315,000         9.135% due 12/01/2009 (b)                       318,938
        105,000         7.857% due 8/15/2011                            108,675
        624,000         8.625% due 12/01/2011                           664,560
         80,000         4% due 6/15/2034 (a)                            202,200
        235,000   Lear Corp., 8.75% due 12/01/2016                      225,600
        130,000   Metaldyne Corp., 10% due 11/01/2013                   120,900
        500,000   Tenneco Automotive, Inc., 8.625%
                     due 11/15/2014                                     510,000
                                                                 --------------
                                                                      2,642,381

Automobiles--0.7%

        455,000   Ford Capital BV, 9.50% due 6/01/2010                  458,413
        340,000   Ford Motor Co., 8.90% due 1/15/2032                   300,050
                                                                 --------------
                                                                        758,463

Biotechnology--0.4%

        390,000   Angiotech Pharmaceuticals, Inc., 9.371%
                     due 12/01/2013 (b)                                 386,100

Building Products--1.7%

        650,000   Building Materials Corp. of America, 7.75%
                     due 8/01/2014                                      559,000
        250,000   Goodman Global Holding Co., Inc., 7.875%
                     due 12/15/2012                                     261,250
                  Momentive Performance Materials, Inc. (h):
         30,000         9.75% due 12/01/2014                             29,250
      1,050,000         11.50% due 12/01/2016                         1,013,250
                                                                 --------------
                                                                      1,862,750

Chemicals--2.1%

        180,000   American Pacific Corp., 9% due 2/01/2015              184,500
        143,000   Equistar Chemicals LP, 10.625%
                     due 5/01/2011                                      149,435
                  Hexion U.S. Finance Corp.:
        235,000         9.75% due 11/15/2014                            257,913
        100,000         10.058% due 11/15/2014 (b)                      103,500
        200,000   Huntsman International LLC, 7.875%
                     due 11/15/2014                                     215,000
        305,000   Ineos Group Holdings Plc, 8.50%
                     due 2/15/2016 (h)                                  289,750
        135,000   Innophos, Inc., 8.875% due 8/15/2014                  136,013
        350,000   MacDermid, Inc., 9.50% due 4/15/2017 (h)              334,250



           Face
         Amount   Corporate Bonds                                      Value

Chemicals (concluded)

EUR     375,000   Rockwood Specialties Group, Inc., 7.625%
                     due 11/15/2014                              $      545,919
USD     140,000   Terra Capital, Inc. Series B, 7% due 2/01/2017        140,000
                                                                 --------------
                                                                      2,356,280

Commercial Services & Supplies--4.2%

        150,000   Ashtead Capital, Inc., 9% due 8/15/2016 (h)           145,500
                  Corrections Corp. of America:
        330,000         7.50% due 5/01/2011                             334,125
        625,000         6.75% due 1/31/2014                             629,688
        515,000   DI Finance Series B, 9.50% due 2/15/2013              547,188
         75,000   FTI Consulting, Inc., 7.75% due 10/01/2016             78,375
        300,000   Mobile Services Group, Inc., 9.75%
                     due 8/01/2014 (h)                                  301,500
        140,000   PNA Intermediate Holding Corp., 12.558%
                     due 2/15/2013 (b)(d)(h)                            137,550
        590,000   Quebecor World Capital Corp., 8.75%
                     due 3/15/2016 (h)                                  545,750
        215,000   Quebecor World, Inc., 9.75%
                     due 1/15/2015 (h)                                  209,625
        405,000   Sally Holdings LLC, 10.50% due 11/15/2016             402,975
        200,000   US Investigations Services, Inc., 10.50%
                     due 11/01/2015 (h)                                 190,500
                  West Corp.:
        250,000         9.50% due 10/15/2014                            256,875
        695,000         11% due 10/15/2016                              728,013
        110,000   Yankee Acquisition Corp., 9.75%
                     due 2/15/2017                                      101,750
                                                                 --------------
                                                                      4,609,414

Communications Equipment--1.0%

        375,000   Dycom Industries, Inc., 8.125%
                     due 10/15/2015                                     381,563
        680,000   Nortel Networks Ltd., 9.493%
                     due 7/15/2011 (b)(h)                               671,500
                                                                 --------------
                                                                      1,053,063

Construction Materials--0.6%

        375,000   Caue Finance Ltd., 8.875% due 8/01/2015 (h)           405,000
        190,000   Nortek, Inc., 8.50% due 9/01/2014                     168,150
         40,000   Texas Industries, Inc., 7.25% due 7/15/2013            40,000
                                                                 --------------
                                                                        613,150

Containers & Packaging--2.2%

                  Berry Plastics Holding Corp.:
        715,000         8.875% due 9/15/2014                            732,875
        295,000         9.569% due 9/15/2014 (b)                        295,738
        440,000   Graphic Packaging International Corp., 9.50%
                     due 8/15/2013                                      462,000
        200,000   Impress Holdings B.V., 8.368%
                     due 9/15/2013 (b)(h)                               198,951
        200,000   Packaging Dynamics Finance Corp., 10%
                     due 5/01/2016 (h)                                  201,000
        260,000   Pregis Corp., 12.375% due 10/15/2013                  283,400
        220,000   Smurfit-Stone Container Enterprises, Inc., 8%
                     due 3/15/2017                                      218,625
                                                                 --------------
                                                                      2,392,589

Distributors--1.0%

        875,000   American Tire Distributors, Inc., 11.481%
                     due 4/01/2012 (b)                                  883,750
        275,000   Buhrmann US, Inc., 8.25% due 7/01/2014                268,813
                                                                 --------------
                                                                      1,152,563



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                       High Income Portfolio  (In U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Diversified Financial Services--1.7%

                  Ford Motor Credit Co. LLC:
USD     270,000         5.80% due 1/12/2009                      $      260,484
         80,000         5.70% due 1/15/2010                              74,200
        320,000         7.993% due 1/13/2012 (b)                        296,248
        220,000         7.80% due 6/01/2012                             206,707
                  GMAC LLC:
        265,000         6% due 12/15/2011                               235,123
         70,000         6.75% due 12/01/2014                             62,027
        200,000         8% due 11/01/2031                               184,864
        475,000   Leucadia National Corp., 8.125%
                     due 9/15/2015                                      479,156
                                                                 --------------
                                                                      1,798,809

Diversified Telecommunication Services--3.1%

        200,000   Cincinnati Bell, Inc., 7.25% due 7/15/2013            200,500
                  Citizens Communications Co.:
         55,000         6.25% due 1/15/2013                              54,038
        165,000         7.875% due 1/15/2027                            162,113
                  Qwest Communications International, Inc.:
        100,000         8.86% due 2/15/2009 (b)                         100,500
        750,000         7.50% due 2/15/2014                             759,375
                  Qwest Corp:
        400,000         8.875% due 3/15/2012                            438,000
        625,000         7.50% due 10/01/2014                            652,344
        200,000   Time Warner Telecom Holdings, Inc., 9.25%
                     due 2/15/2014                                      207,750
        100,000   Wind Acquisition Finance SA, 10.75%
                     due 12/01/2015 (h)                                 111,250
                  Windstream Corp.:
        500,000         8.125% due 8/01/2013                            528,750
        200,000         8.625% due 8/01/2016                            214,000
                                                                 --------------
                                                                      3,428,620

Electric Utilities--2.1%

                  Edison Mission Energy:
        325,000         7.75% due 6/15/2016                             333,938
        600,000         7% due 5/15/2017 (h)                            586,500
        325,000   Mirant North America LLC, 7.375%
                     due 12/31/2013                                     329,469
        230,000   NSG Holdings LLC, 7.75%
                     due 12/15/2025 (g)(h)                              227,700
        225,000   Sierra Pacific Resources, 8.625%
                     due 3/15/2014                                      237,894
        495,000   Superior Essex Communications LLC, 9%
                     due 4/15/2012                                      488,813
        138,755   Tenaska Alabama Partners LP, 7%
                     due 6/30/2021 (g)(h)                               139,460
                                                                 --------------
                                                                      2,343,774

Electrical Equipment--0.1%

         50,000   Belden, Inc., 7% due 3/15/2017                         50,750

Electronic Equipment & Instruments--0.9%

                  NXP BV:
        240,000         7.993% due 10/15/2013 (b)                       227,400
        580,000         9.50% due 10/15/2015                            548,100
        290,000   Sanmina-SCI Corp., 8.125% due 3/01/2016               254,475
                                                                 --------------
                                                                      1,029,975



           Face
         Amount   Corporate Bonds                                      Value

Energy Equipment & Services--1.1%

                  Compagnie Generale de Geophysique-Veritas:
USD      60,000         7.50% due 5/15/2015                      $       61,200
        390,000         7.75% due 5/15/2017                             401,700
        180,000   North American Energy Partners, Inc., 8.75%
                     due 12/01/2011                                     181,800
        605,000   SemGroup LP, 8.75% due 11/15/2015 (h)                 580,800
                                                                 --------------
                                                                      1,225,500

Food & Staples Retailing--0.7%

        125,000   AmeriQual Group LLC, 9.50%
                     due 4/01/2012 (h)                                  103,750
                  Rite Aid Corp.:
         60,000         9.375% due 12/15/2015 (h)                        55,350
        685,000         7.50% due 3/01/2017                             637,050
                                                                 --------------
                                                                        796,150

Food Products--0.0%

         40,000   Smithfield Foods, Inc., 7.75% due 7/01/2017            41,200

Gas Utilities--0.2%

        155,000   Transcontinental Gas Pipe Line Corp. Series B,
                     8.875% due 7/15/2012                               173,988

Health Care Equipment & Supplies--0.4%

        160,000   Bausch & Lomb, Inc., 9.875%
                     due 11/01/2015 (h)                                 164,800
        325,000   The Cooper Cos., Inc., 7.125% due 2/15/2015           321,750
                                                                 --------------
                                                                        486,550

Health Care Providers & Services--2.9%

        435,000   Accellent, Inc., 10.50% due 12/01/2013                409,988
        335,000   Community Health Systems, Inc., 8.875%
                     due 7/15/2015 (h)                                  339,188
        220,000   Omnicare, Inc. Series OCR, 3.25%
                     due 12/15/2035 (a)                                 180,125
                  Tenet Healthcare Corp.:
        935,000         6.50% due 6/01/2012                             792,413
        535,000         9.875% due 7/01/2014                            486,850
         55,000         9.25% due 2/01/2015                              48,400
                  US Oncology, Inc.:
        360,000         9% due 8/15/2012                                360,900
        200,000         10.75% due 8/15/2014                            208,000
        200,000   United Surgical Partners International, Inc.,
                     8.875% due 5/01/2017                               204,000
                  Universal Hospital Services, Inc. (h):
         60,000         8.50% due 6/01/2015 (d)                          58,916
         60,000         8.759% due 6/01/2015 (b)                         60,150
                                                                 --------------
                                                                      3,148,930

Hotels, Restaurants & Leisure--6.0%

                  American Real Estate Partners LP:
        210,000         7.125% due 2/15/2013                            204,750
        800,000         7.125% due 2/15/2013 (h)                        780,000
        400,000   Boyd Gaming Corp., 7.125% due 2/01/2016               389,000
        175,000   CCM Merger, Inc., 8% due 8/01/2013 (h)                168,000
        145,000   Fontainebleau Las Vegas Holdings LLC, 10.25%
                     due 6/15/2015 (h)                                  135,575
                  Galaxy Entertainment Finance Co. Ltd. (h):
        150,000         10.409% due 12/15/2010 (b)                      155,250
        250,000         9.875% due 12/15/2012                           268,125



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                       High Income Portfolio  (In U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Hotels, Restaurants & Leisure (concluded)

USD      50,000   Gaylord Entertainment Co., 8%
                     due 11/15/2013                              $       50,875
        140,000   Great Canadian Gaming Corp., 7.25%
                     due 2/15/2015 (h)                                  139,300
        250,000   Greektown Holdings, LLC, 10.75%
                     due 12/01/2013 (h)                                 248,750
                  Harrah's Operating Co., Inc.:
        410,000         5.375% due 12/15/2013                           329,634
        350,000         5.75% due 10/01/2017                            258,125
        300,000   Indianapolis Downs LLC, 11%
                     due 11/01/2012 (h)                                 303,000
        285,000   Landry's Restaurants, Inc. Series B, 7.50%
                     due 12/15/2014                                     286,069
        390,000   Little Traverse Bay Bands of Odawa Indians,
                     10.25% due 2/15/2014 (h)                           399,750
        250,000   Pinnacle Entertainment, Inc., 7.50%
                     due 6/15/2015 (h)                                  241,250
        110,000   Seneca Gaming Corp., 7.25% due 5/01/2012              110,825
        130,000   Shingle Springs Tribal Gaming Authority, 9.375%
                     due 6/15/2015 (h)                                  130,650
         65,000   Snoqualmie Entertainment Authority, 9.062%
                     due 2/01/2014 (b)(h)                                62,644
                  Station Casinos, Inc.:
        250,000         7.75% due 8/15/2016                             244,688
        265,000         6.625% due 3/15/2018                            210,013
         80,000   Travelport LLC, 10.246% due 9/01/2014 (b)              80,400
        375,000   Tropicana Entertainment, LLC, 9.625%
                     due 12/15/2014 (h)                                 281,250
        125,000   Universal City Florida Holding Co. I, 9.661%
                     due 5/01/2010 (b)                                  127,813
        105,000   Virgin River Casino Corp., 9% due 1/15/2012            99,225
        294,000   Waterford Gaming LLC, 8.625%
                     due 9/15/2014 (h)                                  294,000
        575,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014             564,938
                                                                 --------------
                                                                      6,563,899

Household Durables--1.3%

        200,000   American Greetings Corp., 7.375%
                     due 6/01/2016                                      196,000
        545,000   Ashton Woods USA LLC, 9.50%
                     due 10/01/2015                                     406,025
        335,000   Jarden Corp., 7.50% due 5/01/2017                     318,250
        700,000   Stanley-Martin Communities LLC, 9.75%
                     due 8/15/2015                                      476,000
                                                                 --------------
                                                                      1,396,275

IT Services--1.4%

        900,000   First Data Corp., 9.875% due 9/24/2015 (h)            861,750
                  SunGard Data Systems, Inc.:
        380,000         9.125% due 8/15/2013                            387,600
        290,000         10.25% due 8/15/2015                            302,325
                                                                 --------------
                                                                      1,551,675

Independent Power Producers & Energy Traders--4.5%

                  The AES Corp. (h):
         90,000         7.75% due 10/15/2015                             90,113
      1,160,000         8% due 10/15/2017                             1,170,150
        625,000   Aes Dominicana Energia Finance SA, 11%
                     due 12/13/2015 (h)                                 643,750
        725,000   Dynegy Holdings, Inc., 7.75%
                     due 6/01/2019 (h)                                  680,594



           Face
         Amount   Corporate Bonds                                      Value

Independent Power Producers & Energy Traders (concluded)

USD     400,000   Energy Future Holding Corp., 11.25%
                     due 11/01/2017 (d)(h)                       $      404,000
                  NRG Energy, Inc.:
         90,000         7.25% due 2/01/2014                              90,000
        775,000         7.375% due 2/01/2016                            773,063
      1,025,000   Texas Competitive Electric Holdings Co. LLC,
                     10.25% due 11/01/2015 (h)                        1,030,125
                                                                 --------------
                                                                      4,881,795

Industrial Conglomerates--0.2%

        200,000   Sequa Corp., 9% due 8/01/2009                         214,500

Insurance--0.1%

        100,000   USI Holdings Corp., 9.433%
                     due 11/15/2014 (b)(h)                               93,000

Life Sciences Tools & Services--0.5%

        500,000   Bio-Rad Laboratories, Inc., 7.50%
                     due 8/15/2013                                      510,000

Machinery--2.8%

        285,000   Accuride Corp., 8.50% due 2/01/2015                   267,900
        625,000   Ahern Rentals, Inc., 9.25% due 8/15/2013              595,313
         45,000   American Railcar Industries, Inc., 7.50%
                     due 3/01/2014                                       44,438
        150,000   Ashtead Holdings Plc, 8.625%
                     due 8/01/2015 (h)                                  143,250
        615,000   Esco Corp., 8.625% due 12/15/2013 (h)                 625,763
        325,000   Invensys Plc, 9.875% due 3/15/2011 (h)                342,063
                  RBS Global, Inc.:
        260,000         9.50% due 8/01/2014                             268,450
        355,000         11.75% due 8/01/2016                            376,300
         85,000         8.875% due 9/01/2016                             86,063
        325,000   Titan International, Inc., 8% due 1/15/2012           325,000
                                                                 --------------
                                                                      3,074,540

Marine--0.2%

        200,000   Navios Maritime Holdings, Inc., 9.50%
                     due 12/15/2014                                     211,500

Media--13.9%

                  Affinion Group, Inc.:
         60,000         10.125% due 10/15/2013                           62,550
        275,000         11.50% due 10/15/2015                           286,688
        650,000   Barrington Broadcasting Group LLC, 10.50%
                     due 8/15/2014                                      674,375
        100,000   Bonten Media Acquisition Co., 9%
                     due 6/01/2015 (d)(h)                                88,109
                  Cablevision Systems Corp. Series B:
      1,210,000         9.644% due 4/01/2009 (b)                      1,243,275
        125,000         8% due 4/15/2012                                122,188
         95,000   CanWest Media, Inc., 8% due 9/15/2012                  92,625
                  Charter Communications Holdings:
      1,225,000         I, LLC, 11% due 10/01/2015                    1,188,250
      1,010,000         II, LLC, 10.25% due 9/15/2010                 1,029,338
        175,000   Dex Media, Inc., 8% due 11/15/2013                    175,438
        175,000   Dex Media West LLC, 9.875% due 8/15/2013              186,594
        100,000   DirecTV Holdings LLC, 8.375% due 3/15/2013            104,500
        450,000   Echostar DBS Corp., 7.125% due 2/01/2016              470,250
                  Harland Clarke Holdings Corp.:
         70,000         9.50% due 5/15/2015                              63,700
         60,000         10.308% due 5/15/2015 (b)                        54,000
        440,000   Idearc, Inc., 8% due 11/15/2016                       441,100



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                       High Income Portfolio  (In U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Media (concluded)

                  Intelsat Bermuda Ltd. (b):
USD      50,000         11.409% due 6/15/2013                    $       52,125
        475,000         8.886% due 1/15/2015                            482,125
         60,000   Intelsat Intermediate Holding Co. Ltd., 9.231%
                     due 2/01/2015 (e)                                   49,350
        625,000   Intelsat Subsidiary Holding Co. Ltd., 8.625%
                     due 1/15/2015                                      634,375
        325,000   Liberty Media Corp., 0.75% due 3/30/2023 (a)          355,063
                  NTL Cable Plc:
         45,000         8.75% due 4/15/2014                              46,463
        625,000         9.125% due 8/15/2016                            659,375
        100,000   Network Communications, Inc., 10.75%
                     due 12/01/2013                                     100,625
         95,000   Nexstar Finance, Inc., 7% due 1/15/2014                91,200
                  Nielsen Finance LLC:
        800,000         10% due 8/01/2014                               842,000
         60,000         11.463% due 8/01/2016 (e)                        43,350
        300,000   PanAmSat Corp., 9% due 8/15/2014                      306,000
        725,000   Paxson Communications Corp., 8.493%
                     due 1/15/2012 (b)(h)                               726,813
        186,657   ProtoStar I Ltd., 12.50%
                     due 10/15/2012 (a)(b)(h)                           195,990
                  Quebecor Media, Inc.:
        375,000         7.75% due 3/15/2016                             362,813
         95,000         7.75% due 3/15/2016 (h)                          91,675
                  R.H. Donnelley Corp.:
        250,000         6.875% due 1/15/2013                            235,000
        725,000         8.875% due 10/15/2017 (h)                       725,000
        500,000         Series A-2, 6.875% due 1/15/2013                470,000
         75,000         Series A-3, 8.875% due 1/15/2016                 75,000
        146,000   Rainbow National Services LLC, 10.375%
                     due 9/01/2014 (h)                                  160,600
        400,000   Salem Communications Corp., 7.75%
                     due 12/15/2010                                     401,500
                  TL Acquisitions, Inc. (h):
        175,000         13.834% due 7/15/2009 (e)                       142,625
      1,340,000         10.50% due 1/15/2015                          1,333,300
        160,000   Umbrella Acquisition, 9.75%
                     due 3/15/2015 (d)(h)                               156,800
        230,000   Young Broadcasting, Inc., 10% due 3/01/2011           216,200
                                                                 --------------
                                                                     15,238,347

Metals & Mining--5.7%

        230,000   AK Steel Corp., 7.75% due 6/15/2012                   234,600
      1,140,000   Aleris International, Inc., 9%
                     due 12/15/2014 (d)                                 989,888
         60,000   Blaze Recycling & Metals LLC, 10.875%
                     due 7/15/2012 (h)                                   60,000
        160,000   Century Aluminum Co., 7.50% due 8/15/2014             160,400
        180,000   FMG Finance Pty Ltd., 10.625%
                     due 9/01/2016 (h)                                  213,300
        200,000   Foundation PA Coal Co., 7.25% due 8/01/2014           196,500
                  Freeport-McMoRan Copper & Gold, Inc.:
        470,000         8.394% due 4/01/2015 (b)                        485,275
      1,325,000         8.375% due 4/01/2017                          1,450,875
        175,000   Indalex Holding Corp. Series B, 11.50%
                     due 2/01/2014                                      162,750
        275,000   Novelis, Inc., 7.25% due 2/15/2015                    264,000
        275,000   RathGibson, Inc., 11.25% due 2/15/2014                283,938



           Face
         Amount   Corporate Bonds                                      Value

Metals & Mining (concluded)

                  Ryerson, Inc. (h):
USD      90,000         12.574% due 11/01/2014 (b)               $       91,800
        340,000         12% due 11/01/2015                              349,350
        740,000   Southern Copper Corp., 6.375%
                     due 7/27/2015                                      748,214
        590,000   Steel Dynamics, Inc., 7.375%
                     due 11/01/2012 (h)                                 590,000
                                                                 --------------
                                                                      6,280,890

Multi-Utilities--0.1%

         40,000   CenterPoint Energy, Inc. Series B, 3.75%
                     due 5/15/2023 (a)                                   60,300

Multiline Retail--0.2%

        240,000   Neiman Marcus Group, Inc., 9%
                     due 10/15/2015 (d)                                 248,002

Oil, Gas & Consumable Fuels--3.5%

        175,000   Berry Petroleum Co., 8.25% due 11/01/2016             178,500
        375,000   Chaparral Energy, Inc., 8.50% due 12/01/2015          349,688
        195,000   Cimarex Energy Co., 7.125% due 5/01/2017              194,756
        305,000   Compton Petroleum Finance Corp., 7.625%
                     due 12/01/2013                                     292,038
        275,000   Copano Energy LLC, 8.125% due 3/01/2016               282,563
        244,359   Corral Finans AB, 6.743%
                     due 4/15/2010 (d)(h)                               240,740
        110,000   Denbury Resources, Inc., 7.50%
                     due 12/15/2015                                     111,650
        250,000   EXCO Resources, Inc., 7.25% due 1/15/2011             246,875
        350,000   Forest Oil Corp., 7.25% due 6/15/2019 (h)             350,000
        370,000   KCS Energy, Inc., 7.125% due 4/01/2012                364,450
        425,000   OPTI Canada, Inc., 8.25% due 12/15/2014 (h)           426,063
        585,000   Sabine Pass LNG LP, 7.50% due 11/30/2016              573,300
        225,000   Swift Energy Co., 7.125% due 6/01/2017                216,281
                                                                 --------------
                                                                      3,826,904

Paper & Forest Products--3.6%

        210,000   Abitibi-Consolidated, Inc., 6% due 6/20/2013          154,350
        800,000   Ainsworth Lumber Co. Ltd., 7.25%
                     due 10/01/2012                                     550,000
        150,000   Boise Cascade LLC, 7.125% due 10/15/2014              147,750
        280,000   Bowater Canada Finance Corp., 7.95%
                     due 11/15/2011                                     240,100
        650,000   Cascades, Inc., 7.25% due 2/15/2013                   630,500
                  Domtar, Inc.:
         80,000         5.375% due 12/01/2013                            72,800
        910,000         7.125% due 8/15/2015                            900,900
                  NewPage Corp.:
        225,000         11.161% due 5/01/2012 (b)                       242,438
        500,000         12% due 5/01/2013                               540,000
        100,000   Norske Skog Canada Ltd., 7.375%
                     due 3/01/2014                                       73,250
                  Verso Paper Holdings LLC Series B:
         70,000         9.125% due 8/01/2014                             72,275
        295,000         8.661% due 8/01/2014 (b)                        296,475
                                                                 --------------
                                                                      3,920,838

Pharmaceuticals--0.2%

        195,000   PTS Acquisition Corp., 9.50%
                     due 4/15/2015 (d)(h)                               188,175



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                       High Income Portfolio  (In U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Real Estate Investment Trusts (REITs)--0.2%

USD     150,000   Ventas Realty, LP, 9% due 5/01/2012            $      163,500

Real Estate Management & Development--0.7%

                  Realogy Corp. (h):
        310,000         10.50% due 4/15/2014                            257,688
        490,000         11% due 4/15/2014 (d)                           399,350
        170,000         12.375% due 4/15/2015                           124,100
                                                                 --------------
                                                                        781,138

Road & Rail--0.6%

                  Avis Budget Car Rental LLC:
        250,000         7.625% due 5/15/2014                            247,500
        225,000         8.058% due 5/15/2014 (b)                        222,187
        100,000   Britannia Bulk Plc, 11% due 12/01/2011                105,000
         85,000   St. Acquisition Corp., 12.50%
                     due 5/15/2017 (h)                                   54,188
                                                                 --------------
                                                                        628,875

Semiconductors & Semiconductor Equipment--1.7%

                  Amkor Technology, Inc.:
         90,000         7.75% due 5/15/2013                              87,075
        480,000         9.25% due 6/01/2016                             490,800
                  Freescale Semiconductor, Inc.:
         55,000         9.569% due 12/15/2014 (b)                        50,531
        960,000         9.125% due 12/15/2014 (d)                       868,800
        150,000   Hynix Semiconductor, Inc., 7.875%
                     due 6/27/2017 (h)                                  142,875
        240,000   Spansion, Inc., 8.746% due 6/01/2013 (b)(h)           227,400
                                                                 --------------
                                                                      1,867,481

Software--0.2%

        212,468   BMS Holdings, Inc., 12.40%
                     due 2/15/2012 (b)(d)(h)                            198,261

Specialty Retail--2.6%

                  Asbury Automotive Group, Inc.:
        200,000         8% due 3/15/2014                                195,000
         90,000         7.625% due 3/15/2017                             84,150
        375,000   Autonation, Inc., 7.243% due 4/15/2013 (b)            366,563
        155,000   Buffets, Inc., 12.50% due 11/01/2014                  100,363
                  General Nutrition Centers, Inc.:
        480,000         10.009% due 3/15/2014 (d)                       462,000
        390,000         10.75% due 3/15/2015                            379,275
        120,000   Group 1 Automotive, Inc., 2.25%
                     due 6/15/2036 (a)(j)                                87,450
                  Michaels Stores, Inc.:
        300,000         10% due 11/01/2014                              302,250
        615,000         11.375% due 11/01/2016                          613,463
        295,000   United Auto Group, Inc., 7.75%
                     due 12/15/2016                                     286,888
                                                                 --------------
                                                                      2,877,402

Textiles, Apparel & Luxury Goods--0.6%

        625,000   Levi Strauss & Co., 8.875% due 4/01/2016              640,625

Tobacco--0.3%

        350,000   Vector Group Ltd., 11% due 8/15/2015 (h)              355,688

Wireless Telecommunication Services--3.9%

EUR     183,920   BCM Ireland Preferred Equity Ltd., 10.597%
                     due 2/15/2017 (d)(h)                               267,748
                  Centennial Communications Corp.:
USD     350,000         10.981% due 1/01/2013 (b)                       360,500
        310,000         8.125% due 2/01/2014                            316,200



           Face
         Amount   Corporate Bonds                                      Value

Wireless Telecommunication Services (concluded)

                  Cricket Communications, Inc.:
USD     285,000         9.375% due 11/01/2014                    $      282,863
        230,000         9.375% due 11/01/2014 (h)                       228,275
                  Digicel Group Ltd. (h):
        265,000         8.875% due 1/15/2015                            247,457
        570,000         9.125% due 1/15/2015 (d)                        532,266
        160,000   FiberTower Corp., 9% due 11/15/2012 (a)(h)            161,200
        290,000   iPCS, Inc., 7.036% due 5/01/2013 (b)                  282,750
      1,085,000   MetroPCS Wireless, Inc., 9.25%
                     due 11/01/2014 (h)                               1,076,863
        100,000   Orascom Telecom Finance SCA, 7.875%
                     due 2/08/2014 (h)                                   95,625
        380,000   Rural Cellular Corp., 8.25% due 3/15/2012             396,150
                                                                 --------------
                                                                      4,247,897

                  Total Corporate Bonds
                  (Cost--$95,230,406)--85.8%                         93,764,431



                  Floating Rate Loan Interests (I)

Health Care Providers & Services--0.3%

                  Community Health Systems, Inc.:
         11,446         Delay Draw Term Loan, 5.82%
                        due 6/18/2014                                    11,167
        347,108         Term Loan B, 7.57% due 6/18/2014                338,647
                                                                 --------------
                                                                        349,814

Hotels, Restaurants & Leisure--0.4%

        466,012   Travelport, Inc. Term Loan, 12.198%
                     due 3/22/2012                                      448,148

Independent Power Producers & Energy Traders--1.2%

      1,250,000   TXU Corp. Term Loan B 2, 8.498%
                     due 10/14/2029                                   1,249,785

Media--1.3%

        600,000   Catalina Marketing Group Bridge Loan, 10.121%
                     due 10/09/2017                                     570,000
                  Catalina Marketing Group Term Loan:
        600,000         8.871% due 10/09/2015                           579,000
        300,000         10.122% due 10/09/2017                          285,000
                                                                 --------------
                                                                      1,434,000

                  Total Floating Rate Loan Interests
                  (Cost--$3,476,150)--3.2%                            3,481,747



         Shares
           Held   Common Stocks

Semiconductors & Semiconductor Equipment--0.4%
         11,199   Cypress Semiconductor Corp.                           409,323

                  Total Common Stocks
                  (Cost--$223,102)--0.4%                                409,323



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (concluded)
                                       High Income Portfolio  (In U.S. dollars)


         Shares
           Held   Preferred Stocks                                     Value

Oil, Gas & Consumable Fuels--0.6%

             47   EXCO Resources, Inc., 11%                      $      535,800
             12   EXCO Resources, Inc., 7% (a)                          136,800

                  Total Preferred Stocks
                  (Cost--$590,000)--0.6%                                672,600



     Beneficial
       Interest   Short-Term Securities                                Value

USD  11,844,180   BlackRock Liquidity Series, LLC
                     Cash Sweep Series, 4.96% (c)(f)             $   11,844,180

                  Total Short-Term Securities
                  (Cost--$11,844,180)--10.8%                         11,844,180

Total Investments (Cost--$111,363,838*)--100.8%                     110,172,281
Liabilities in Excess of Other Assets--(0.8%)                         (824,435)
                                                                 --------------
Net Assets--100.0%                                               $  109,347,846
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    111,444,453
                                                   ================
    Gross unrealized appreciation                  $      1,548,792
    Gross unrealized depreciation                       (2,820,964)
                                                   ----------------
    Net unrealized depreciation                    $    (1,272,172)
                                                   ================


(a) Convertible security.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                       $5,687,448          $288,063


(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(f) Represents the current yield as of October 31, 2007.

(g) Subject to principal paydowns.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(i) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(j) Represents a step bond.

  o Forward foreign exchange contracts as of October 31, 2007 were as follows:


    Foreign                                    Settlement       Unrealized
    Currency Sold                                 Date         Depreciation

    EUR  156,000                              January 2008     $   (5,144)
                                                                -----------
    Total Unrealized Depreciation on
    Forward Foreign Exchange Contracts--Net
    (USD Commitment--$221,052)                                 $   (5,144)
                                                                ===========

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Swap contracts outstanding as of October 31, 2007 were as follows:

                                                                 Unrealized
                                                     Notional   Appreciation
                                                      Amount   (Depreciation)

    Sold credit default protection on Novelis Inc.
    and receive 1.40%

    Broker, JPMorgan Chase
    Expires January 2008                              $225,000    $       324

    Sold credit default protection on Ford Motor
    Company and receive 3.80%

    Broker, JPMorgan Chase
    Expires March 2010                                $400,000        (7,450)
                                                                  -----------
    Total                                                         $   (7,126)
                                                                  ===========

  o Currency Abbreviations
    EUR   Euro
    USD   U.S. Dollar

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007 (Unaudited)
                                   Global SmallCap Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

Australia--3.9%

Beverages--0.8%

Lion Nathan Ltd.                                      151,800    $    1,320,218

Capital Markets--0.2%

Platinum Asset Management Ltd. (a)                     54,200           290,762

Health Care Equipment & Supplies--1.2%

Cochlear Ltd.                                          30,300         1,948,358

Metals & Mining--1.1%

Kagara Zinc Ltd.                                      177,400         1,117,608
MacArthur Coal Ltd.                                    73,600           626,387
                                                                 --------------
                                                                      1,743,995

Real Estate Investment Trusts (REITs)--0.6%

CFS Retail Property Trust                             476,169         1,087,646

Total Common Stocks in Australia                                      6,390,979


Belgium--0.6%

Diversified Financial Services--0.1%

Ackermans & Van Haaren NV                               1,700           177,453

Health Care Equipment & Supplies--0.5%

Omega Pharma SA                                        11,600           778,592

Health Care Providers & Services--0.0%

Arseus NV (a)                                           9,442            71,740

Total Common Stocks in Belgium                                        1,027,785


Bermuda--1.3%

Capital Markets--0.5%

Lazard Ltd. Class A                                    16,970           851,894

Food Products--0.4%

Celestial Nutrifoods Ltd.                             690,700           708,375

Textiles, Apparel & Luxury Goods--0.4%

C C Land Holdings Ltd.                                272,000           539,287

Total Common Stocks in Bermuda                                        2,099,556


Brazil--1.4%

Transportation Infrastructure--0.3%

Santos-Brasil SA                                       29,000           435,674

Water Utilities--1.1%

Companhia de Saneamento de Minas Gerais                97,350         1,828,143

Total Common Stocks in Brazil                                         2,263,817


Canada--5.1%

Biotechnology--0.6%

DiagnoCure, Inc. (a)                                  368,550           893,431

Chemicals--0.5%

Methanex Corp.                                         27,700           845,969

Energy Equipment & Services--0.7%

North American Energy Partners, Inc. (a)               61,900         1,148,864

Hotels, Restaurants & Leisure--0.2%

Great Canadian Gaming Corp. (a)                        25,400           376,436

Media--0.3%

Cinram International Income Fund                       32,300           447,923

Metals & Mining--1.6%

Agnico-Eagle Mines Ltd.                                32,350         1,840,392
Eldorado Gold Corp. (a)                                61,700           430,427
Grande Cache Coal Corp. (a)                           161,000           267,581
                                                                 --------------
                                                                      2,538,400



                                                       Shares
Common Stocks                                            Held          Value

Canada (concluded)

Oil, Gas & Consumable Fuels--0.3%

UTS Energy Corp. (a)                                   81,600    $      527,789

Software--0.9%

Cognos, Inc. (a)                                       30,800         1,550,164

Total Common Stocks in Canada                                         8,328,976


Cayman Islands--0.1%

Real Estate Management & Development--0.1%

Soho China Ltd. (a)                                    69,000            88,851

Total Common Stocks in the Cayman Islands                                88,851


China--1.8%

Oil, Gas & Consumable Fuels--0.9%

Yanzhou Coal Mining Co. Ltd.                          665,500         1,434,471

Real Estate Management & Development--0.1%

Sino-Ocean Land Holdings Ltd. (a)                      36,900            66,465

Software--0.2%

Perfect World Co. Ltd. (a)(c)                          10,000           346,900

Transportation Infrastructure--0.6%

Shenzhen Expressway Co. Ltd.                        1,005,600         1,045,488

Total Common Stocks in China                                          2,893,324


Denmark--1.3%

Electrical Equipment--0.8%

Vestas Wind Systems A/S (a)                            14,650         1,314,302

Insurance--0.5%

TrygVesta A/S                                          10,475           834,446

Total Common Stocks in Denmark                                        2,148,748


Finland--0.5%

Multiline Retail--0.5%

Stockmann AB 'B'                                       16,650           832,419

Total Common Stocks in Finland                                          832,419


France--2.6%

Electrical Equipment--0.2%

Saft Groupe SA                                          7,300           359,938

Food Products--0.4%

Bonduelle SA                                            4,600           599,342

Insurance--0.7%

Scor SE                                                41,125         1,124,772

Leisure Equipment & Products--0.6%

Trigano SA                                             18,200           955,435

Life Sciences Tools & Services--0.7%

Eurofins Scientific SA                                 10,400         1,115,836

Total Common Stocks in France                                         4,155,323


Germany--1.9%

Biotechnology--0.1%

Paion AG (a)                                           39,750           123,122

Health Care Providers & Services--0.2%

Rhoen-Klinikum AG                                      12,100           384,852

Industrial Conglomerates--0.3%

Rheinmetall AG                                          5,800           517,600

Life Sciences Tools & Services--0.5%

Gerresheimer AG (a)                                    16,100           886,217

Machinery--0.6%

Heidelberger Druckmaschinen AG                         22,950           937,340



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                   Global SmallCap Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

Germany (concluded)

Oil, Gas & Consumable Fuels--0.2%

Petrotec AG (a)                                        39,600    $      305,167

Total Common Stocks in Germany                                        3,154,298


Greece--0.2%

Hotels, Restaurants & Leisure--0.2%

Intralot SA-Integrated Lottery Systems & Services       7,500           325,354

Total Common Stocks in Greece                                           325,354


Hong Kong--1.7%

Chemicals--1.1%

Sinofert Holdings Ltd.                              1,892,600         1,785,256

Hotels, Restaurants & Leisure--0.3%

FU JI Food and Catering Services Holdings Ltd.        216,400           548,146

Media--0.3%

Clear Media Ltd. (a)                                  439,000           465,872

Total Common Stocks in Hong Kong                                      2,799,274


India--2.4%

Chemicals--0.3%

United Phosphorus Ltd.                                 58,900           541,957

Energy Equipment & Services--0.4%

Great Offshore Ltd.                                    32,520           665,294

IT Services--0.6%

Satyam Computer Services Ltd.                          75,800           928,619

Multiline Retail--0.5%

Pantaloon Retail India Ltd.                            54,550           854,467

Pharmaceuticals--0.6%

Ranbaxy Laboratories Ltd.                              83,100           906,145

Transportation Infrastructure--0.0%

Maytas Infra Ltd. (a)                                      71             1,334

Total Common Stocks in India                                          3,897,816


Indonesia--0.2%

Media--0.2%

Surya Citra Media Tbk PT                            4,207,250           396,973

Total Common Stocks in Indonesia                                        396,973


Ireland--2.0%

Airlines--1.4%

Ryanair Holdings Plc (a)(c)(e)                         46,000         2,262,740

Food Products--0.6%

Greencore Group Plc                                   149,700         1,036,999

Total Common Stocks in Ireland                                        3,299,739


Israel--1.4%

Communications Equipment--0.6%

NICE Systems Ltd. (a)(c)                               22,100           871,403

Food Products--0.8%

Frutarom                                              144,600         1,360,888

Total Common Stocks in Israel                                         2,232,291


Italy--1.7%

Construction & Engineering--0.5%

Astaldi SpA                                            88,400           817,128

Insurance--0.5%

Milano Assicurazioni SpA                               89,000           743,419

Pharmaceuticals--0.7%

Recordati SpA                                         112,900         1,132,106

Total Common Stocks in Italy                                          2,692,653



                                                       Shares
Common Stocks                                            Held          Value

Japan--8.5%

Auto Components--0.6%

Koito Manufacturing Co. Ltd.                           67,400    $      937,893

Chemicals--1.6%

Air Water Inc.                                         88,000           997,555
The Nippon Synthetic Chemical Industry Co. Ltd.       234,200         1,563,774
                                                                 --------------
                                                                      2,561,329

Commercial Services & Supplies--0.6%

Intelligence Ltd.                                         400           917,917

Household Durables--0.8%

Alpine Electronics, Inc.                               38,800           623,743
PanaHome Corp.                                        105,500           683,520
                                                                 --------------
                                                                      1,307,263

Insurance--0.6%

Aioi Insurance Co., Ltd.                              172,950         1,005,202

Machinery--2.3%

Hisaka Works Ltd.                                      31,100           695,523
Komori Corp.                                           47,000         1,243,077
Nippon Thompson Co., Ltd.                             132,300         1,120,078
Takuma Co., Ltd.                                      130,750           675,293
                                                                 --------------
                                                                      3,733,971

Media--0.4%

Jupiter Telecommunications Co., Ltd. (a)                  885           713,422

Multiline Retail--0.3%

Don Quijote Co. Ltd.                                   24,200           492,174

Real Estate Management & Development--0.7%

Tokyu Land Corp.                                      106,100         1,099,212

Specialty Retail--0.6%

Megane Top Co., Ltd.                                   17,400           168,557
Yamada Denki Co., Ltd.                                  8,250           850,594
                                                                 --------------
                                                                      1,019,151

Total Common Stocks in Japan                                         13,787,534


Malaysia--0.7%

Airlines--0.7%

AirAsia Bhd (a)                                     2,006,750         1,179,032

Total Common Stocks in Malaysia                                       1,179,032


Mexico--1.5%

Beverages--0.6%

Embotelladoras Arca SA de CV                          225,650           888,844

Construction & Engineering--0.9%

Empresas ICA (Sociedad Controladora, SA de CV) (a)    219,100         1,538,683

Total Common Stocks in Mexico                                         2,427,527


Netherlands--3.0%

Food Products--0.7%

Koninklijke Wessanen NV CVA                            68,900         1,164,965

Household Durables--1.1%

Tele Atlas NV (a)                                      45,150         1,813,421

Life Sciences Tools & Services--1.2%

Qiagen NV (a)(e)                                       80,200         1,887,908

Total Common Stocks in the Netherlands                                4,866,294


Norway--0.9%

Energy Equipment & Services--0.9%

Acergy SA                                              50,300         1,457,853

Total Common Stocks in Norway                                         1,457,853



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                   Global SmallCap Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

Philippines--0.8%

Commercial Banks--0.5%

Bank of the Philippine Islands                        526,860    $      797,798

Water Utilities--0.3%

Manila Water Co., Inc.                              1,225,100           483,016

Total Common Stocks in the Philippines                                1,280,814


Singapore--0.2%

Food & Staples Retailing--0.2%

Olam International Ltd.                               149,200           364,345

Total Common Stocks in Singapore                                        364,345


South Africa--0.5%

Food & Staples Retailing--0.5%

Massmart Holdings Ltd.                                 60,000           752,649

Total Common Stocks in South Africa                                     752,649


South Korea--0.7%

Capital Markets--0.1%

Meritz Securities Co. Ltd.                             10,121           130,680

Hotels, Restaurants & Leisure--0.6%

Kangwon Land, Inc.                                     36,824           987,395

Total Common Stocks in South Korea                                    1,118,075


Sweden--0.4%

Wireless Telecommunication Services--0.4%

Millicom International Cellular SA (a)(c)               6,500           740,008

Total Common Stocks in Sweden                                           740,008


Switzerland--1.4%

Insurance--0.9%

Swiss Life Holding                                      5,408         1,497,030

Specialty Retail--0.5%

Dufry Group                                             7,150           790,238

Total Common Stocks in Switzerland                                    2,287,268


Taiwan--1.5%

Commercial Banks--0.2%

SinoPac Financial Holdings Co., Ltd.                  802,000           374,251

Computers & Peripherals--1.3%

Chicony Electronics Co., Ltd.                         411,000           800,693
Compal Electronics, Inc.                            1,046,000         1,336,214
                                                                 --------------
                                                                      2,136,907

Total Common Stocks in Taiwan                                         2,511,158


Turkey--0.9%

Beverages--0.9%

Anadolu Efes Biracilik Ve Malt Sanayii AS             116,249         1,434,379

Total Common Stocks in Turkey                                         1,434,379


United Kingdom--6.4%

Aerospace & Defense--0.7%

QinetiQ Plc                                           300,500         1,180,886

Commercial Services & Supplies--0.8%

Intertek Group Plc                                     61,600         1,321,192

Health Care Equipment & Supplies--0.6%

SSL International Plc                                  92,900           997,824

Insurance--1.0%

Amlin Plc                                             251,026         1,682,886

Oil, Gas & Consumable Fuels--0.4%

Dragon Oil Plc (a)                                     91,500           594,828



                                                       Shares
Common Stocks                                            Held          Value

United Kingdom (concluded)

Pharmaceuticals--1.1%

Hikma Pharmaceuticals Plc                             168,300    $    1,743,104

Real Estate Investment Trusts (REITs)--0.8%

Derwent Valley Holdings Plc                            14,014           486,544
Great Portland Estates Plc                             63,600           758,412
                                                                 --------------
                                                                      1,244,956

Specialty Retail--1.0%

Game Group Plc                                        397,850         1,658,115

Total Common Stocks in the United Kingdom                            10,423,791


United States--39.8%

Beverages--0.8%

Hansen Natural Corp. (a)                               18,800         1,278,400

Biotechnology--2.0%

Alexion Pharmaceuticals, Inc. (a)                      15,450         1,181,925
BioMarin Pharmaceuticals, Inc. (a)                     75,600         2,096,388
                                                                 --------------
                                                                      3,278,313

Capital Markets--0.5%

Stifel Financial Corp. (a)                             16,143           916,115

Chemicals--1.9%

Celanese Corp. Series A                                23,000           965,080
Cytec Industries, Inc.                                 19,400         1,294,174
Hercules, Inc.                                         41,800           786,258
                                                                 --------------
                                                                      3,045,512

Commercial Banks--0.5%

Cullen/Frost Bankers, Inc.                             14,200           755,156

Commercial Services & Supplies--1.6%

Covanta Holding Corp. (a)                              55,100         1,493,761
FTI Consulting, Inc. (a)                               20,900         1,134,870
                                                                 --------------
                                                                      2,628,631

Communications Equipment--1.6%

F5 Networks, Inc. (a)                                  27,000           972,810
Polycom, Inc. (a)                                      55,850         1,562,683
                                                                 --------------
                                                                      2,535,493
Computers & Peripherals--1.4%

Emulex Corp. (a)                                       49,850         1,079,751
QLogic Corp. (a)                                       30,200           469,006
Stratasys, Inc. (a)                                    30,800           801,724
                                                                 --------------
                                                                      2,350,481

Construction & Engineering--1.4%

Aecom Technology Corp. (a)                             35,100         1,185,327
The Shaw Group, Inc. (a)                               15,800         1,178,680
                                                                 --------------
                                                                      2,364,007

Containers & Packaging--1.5%

Packaging Corp. of America                             43,000         1,369,120
Pactiv Corp. (a)                                       39,000         1,071,330
                                                                 --------------
                                                                      2,440,450

Distributors--1.1%

LKQ Corp. (a)                                          44,700         1,723,632

Diversified Telecommunication Services--0.1%

Maxcom Telecomunicaciones SAB de C.V. (a)(c)            8,300           144,088

Electronic Equipment & Instruments--0.4%

Mercury Computer Systems, Inc. (a)                     44,400           694,416



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (continued)
                                   Global SmallCap Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

United States (continued)

Energy Equipment & Services--1.4%

Dril-Quip, Inc. (a)                                    17,300    $      922,609
Oceaneering International, Inc. (a)                    15,200         1,174,504
Oil States International, Inc. (a)                      4,900           211,631
                                                                 --------------
                                                                      2,308,744

Health Care Equipment & Supplies--1.0%

Quidel Corp. (a)                                       49,100         1,013,915
Stereotaxis, Inc. (a)                                  39,600           609,840
                                                                 --------------
                                                                      1,623,755

Health Care Providers & Services--1.0%

Five Star Quality Care, Inc. (a)                       41,700           381,555
Sun Healthcare Group, Inc. (a)                         78,600         1,269,390
                                                                 --------------
                                                                      1,650,945

Hotels, Restaurants & Leisure--0.4%

The Cheesecake Factory, Inc. (a)                       26,800           601,124

Internet Software & Services--1.7%

Akamai Technologies, Inc. (a)                          29,000         1,136,510
Digital River, Inc. (a)                                20,400         1,082,424
SupportSoft, Inc. (a)                                 129,250           620,400
                                                                 --------------
                                                                      2,839,334

Life Sciences Tools & Services--0.5%

Kendle International, Inc. (a)                         20,800           838,864

Machinery--1.4%

Commercial Vehicle Group, Inc. (a)                     51,800           706,034
IDEX Corp.                                              9,000           318,780
Nordson Corp.                                          23,600         1,262,600
                                                                 --------------
                                                                      2,287,414

Media--1.1%

Arbitron, Inc.                                          7,800           394,836
Marvel Entertainment, Inc. (a)                         27,100           670,454
Regal Entertainment Group Series A                     29,900           674,843
                                                                 --------------
                                                                      1,740,133

Metals & Mining--1.9%

Brush Engineered Materials, Inc. (a)                   26,900         1,299,270
Cleveland-Cliffs, Inc.                                  8,400           803,460
RTI International Metals, Inc. (a)                     13,500         1,055,430
                                                                 --------------
                                                                      3,158,160

Oil, Gas & Consumable Fuels--1.8%

Cheniere Energy, Inc. (a)                              23,700           959,850
Penn Virginia Corp.                                    13,000           629,200
Venoco, Inc. (a)                                       58,500         1,337,310
                                                                 --------------
                                                                      2,926,360

Real Estate Investment Trusts (REITs)--1.6%

DiamondRock Hospitality Co.                            38,040           728,846
Tanger Factory Outlet Centers, Inc.                    22,250           937,170
Ventas, Inc.                                           22,700           973,603
                                                                 --------------
                                                                      2,639,619

Semiconductors & Semiconductor Equipment--2.9%

Integrated Device Technology, Inc. (a)                 93,750         1,259,063
Intersil Corp. Class A                                 36,500         1,107,410
Microsemi Corp. (a)                                    56,650         1,507,457
MoSys, Inc. (a)(e)                                    124,650           782,802
                                                                 --------------
                                                                      4,656,732



                                                       Shares
Common Stocks                                            Held          Value

United States (concluded)

Software--3.4%

Activision, Inc. (a)                                   51,900    $    1,227,435
Informatica Corp. (a)                                  67,800         1,158,024
Mentor Graphics Corp. (a)                              54,900           879,498
Sybase, Inc. (a)                                       51,050         1,460,030
THQ, Inc. (a)                                          31,000           839,790
                                                                 --------------
                                                                      5,564,777

Specialty Retail--2.0%

Abercrombie & Fitch Co. Class A                        13,700         1,085,040
Coldwater Creek, Inc. (a)                              24,900           222,855
GameStop Corp. Class A (a)                              5,200           307,944
Ulta Salon Cosmetics & Fragrance, Inc.                  3,400           116,280
Urban Outfitters, Inc. (a)                             59,950         1,514,937
                                                                 --------------
                                                                      3,247,056

Textiles, Apparel & Luxury Goods--0.4%

Fuqi International, Inc. (a)                           24,800           204,352
Polo Ralph Lauren Corp.                                 5,800           399,040
                                                                 --------------
                                                                        603,392

Trading Companies & Distributors--1.8%

Interline Brands, Inc. (a)                             50,900         1,216,001
UAP Holding Corp.                                      56,350         1,793,621
                                                                 --------------
                                                                      3,009,622

Wireless Telecommunication Services--0.7%

SBA Communications Corp. Class A (a)                   31,000         1,103,600

Total Common Stocks in the United States                             64,954,325

Total Common Stocks (Cost--$124,326,524)--97.3%                     158,613,228



Exchange-Traded Funds

iShares Nasdaq Biotechnology Index Fund                11,200           970,032

Total Exchange-Traded Funds (Cost--$958,430)--0.6%                      970,032



Warrants (g)

Belgium--0.0%

Health Care Providers & Services--0.0%

Arseus NV (expires 1/28/2011)                           2,525             3,365

Total Warrants (Cost--$0)--0.0%                                           3,365



                                                   Beneficial
Short-Term Securities                                Interest

BlackRock Liquidity Series, LLC
   Cash Sweep Series, 4.96% (b)(d)                 $3,549,260         3,549,260
BlackRock Liquidity Series, LLC
   Money Market Series, 5.04% (b)(d)(f)             2,935,000         2,935,000

Total Short-Term Securities (Cost--$6,484,260)--4.0%                  6,484,260

Total Investments (Cost--$131,769,214*)--101.9%                     166,070,885
Liabilities in Excess of Other Assets--(1.9%)                       (3,021,938)
                                                                 --------------
Net Assets--100.0%                                               $  163,048,947
                                                                 ==============



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (concluded)
                                   Global SmallCap Portfolio  (In U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     132,490,888
                                                  =================
    Gross unrealized appreciation                 $      36,716,444
    Gross unrealized depreciation                       (3,136,447)
                                                  -----------------
    Net unrealized appreciation                   $      33,579,997
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net          Interest
    Affiliate                                     Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                         $   60,540      $160,896
    BlackRock Liquidity Series, LLC
       Money Market Series                       $2,935,000      $ 15,771


(c) Depositary receipts.

(d) Represents the current yield as of October 31, 2007.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

(g) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to anyone or more of the industry classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio Management. This definition may not apply for purposes of the report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments as of October 31, 2007 (Unaudited)
                       Mid Cap Value Opportunities Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

Aerospace & Defense--3.9%

Curtiss-Wright Corp.                                   37,300    $    2,099,617
DRS Technologies, Inc.                                 29,600         1,700,224
Spirit Aerosystems Holdings, Inc. Class A (a)          60,400         2,097,088
                                                                 --------------
                                                                      5,896,929

Biotechnology--3.8%

Cephalon, Inc. (a)                                     10,200           752,148
Human Genome Sciences, Inc. (a)                       164,800         1,559,008
ImClone Systems, Inc. (a)                              34,200         1,475,730
Millennium Pharmaceuticals, Inc. (a)                   38,000           449,160
PDL BioPharma, Inc. (a)                                71,400         1,513,680
                                                                 --------------
                                                                      5,749,726

Capital Markets--2.7%

Pzena Investment Management, Inc. Class A (a)          18,500           358,530
TD Ameritrade Holding Corp. (a)                       101,400         1,940,796
Waddell & Reed Financial, Inc. Class A                 51,200         1,700,864
                                                                 --------------
                                                                      4,000,190

Chemicals--1.2%

Hercules, Inc.                                         18,900           355,509
Huntsman Corp.                                         53,100         1,399,185
                                                                 --------------
                                                                      1,754,694

Commercial Banks--1.6%

Cullen/Frost Bankers, Inc.                             36,500         1,941,070
Webster Financial Corp.                                12,500           453,000
                                                                 --------------
                                                                      2,394,070

Commercial Services & Supplies--3.3%

Allied Waste Industries, Inc. (a)                     193,200         2,442,048
Cintas Corp.                                           68,500         2,507,100
                                                                 --------------
                                                                      4,949,148

Communications Equipment--1.9%

Tellabs, Inc. (a)                                     317,200         2,794,532

Containers & Packaging--1.7%

Pactiv Corp. (a)                                       18,800           516,436
Smurfit-Stone Container Corp. (a)                     167,400         2,027,214
                                                                 --------------
                                                                      2,543,650

Diversified Telecommunication Services--0.0%

Bell Aliant Regional Communications Income Fund           210             7,038

Electrical Equipment--1.3%

Hubbell, Inc. Class B                                  34,600         1,903,000

Electronic Equipment & Instruments--1.9%

Ingram Micro, Inc. Class A (a)                         83,000         1,762,920
Tech Data Corp. (a)                                    29,300         1,152,369
                                                                 --------------
                                                                      2,915,289

Energy Equipment & Services--4.3%

BJ Services Co.                                        90,800         2,287,252
Dresser-Rand Group, Inc. (a)                           44,100         1,706,670
Rowan Cos., Inc.                                       61,700         2,405,066
                                                                 --------------
                                                                      6,398,988

Health Care Equipment & Supplies--1.6%

Edwards Lifesciences Corp. (a)                         48,800         2,450,736

Health Care Providers & Services--0.8%

LifePoint Hospitals, Inc. (a)                          25,400           775,208
Tenet Healthcare Corp. (a)                            134,600           472,446
                                                                 --------------
                                                                      1,247,654



                                                       Shares
Common Stocks                                            Held          Value

Health Care Technology--0.8%

HLTH Corp. (a)                                         83,661    $    1,180,457

Hotels, Restaurants & Leisure--1.7%

CBRL Group, Inc.                                       24,000           957,600
Wyndham Worldwide Corp.                                47,240         1,550,889
                                                                 --------------
                                                                      2,508,489

Household Durables--1.8%

Newell Rubbermaid, Inc.                                93,100         2,714,796

IT Services--3.4%

Convergys Corp. (a)                                   181,400         3,325,062
Global Payments, Inc.                                  37,900         1,802,524
                                                                 --------------
                                                                      5,127,586

Insurance--4.4%

Conseco, Inc. (a)(e)                                  133,100         2,101,649
HCC Insurance Holdings, Inc.                          108,200         3,234,098
Reinsurance Group of America, Inc.                     23,200         1,325,416
                                                                 --------------
                                                                      6,661,163

Internet Software & Services--1.6%

CNET Networks, Inc. (a)                               306,300         2,474,904

Life Sciences Tools & Services--0.8%

Affymetrix, Inc. (a)(e)                                47,800         1,216,988

Machinery--1.3%

Timken Co.                                             59,900         1,992,274

Media--1.4%

Harte-Hanks, Inc.                                     122,400         2,157,912

Metals & Mining--1.6%

Nucor Corp.                                            37,900         2,350,558

Multi-Utilities--7.9%

Alliant Energy Corp.                                   79,900         3,196,000
OGE Energy Corp.                                       93,200         3,569,560
Puget Energy, Inc.                                     66,600         1,881,450
Wisconsin Energy Corp.                                 67,900         3,251,052
                                                                 --------------
                                                                     11,898,062

Oil, Gas & Consumable Fuels--6.9%

Cabot Oil & Gas Corp. Class A                          70,900         2,814,021
Newfield Exploration Co. (a)                           52,800         2,842,752
Noble Energy, Inc.                                     19,400         1,484,876
Plains Exploration & Production Co. (a)                63,300         3,225,135
                                                                 --------------
                                                                     10,366,784

Paper & Forest Products--1.1%

Weyerhaeuser Co.                                       21,200         1,609,292

Personal Products--2.3%

Alberto-Culver Co.                                    134,600         3,498,254

Pharmaceuticals--4.7%

Endo Pharmaceuticals Holdings, Inc. (a)                27,100           794,030
King Pharmaceuticals, Inc. (a)                        188,900         2,002,340
Medicis Pharmaceutical Corp. Class A                  116,100         3,447,009
Sepracor, Inc. (a)                                     28,000           771,120
                                                                 --------------
                                                                      7,014,499

Real Estate Investment Trusts (REITs)--4.3%

Alexandria Real Estate Equities, Inc.                  17,400         1,794,636
Brandywine Realty Trust                                34,800           900,276
Dupont Fabros Technology, Inc. (a)                     72,900         1,565,892
FelCor Lodging Trust, Inc.                            102,400         2,144,256
                                                                 --------------
                                                                      6,405,060



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Schedule of Investments (concluded)
                       Mid Cap Value Opportunities Portfolio  (In U.S. dollars)


                                                       Shares
Common Stocks                                            Held          Value

Road & Rail--1.0%

JB Hunt Transport Services, Inc.                       53,400    $    1,480,248

Semiconductors & Semiconductor Equipment--3.2%

Microchip Technology, Inc.                             55,900         1,854,203
Micron Technology, Inc. (a)(e)                        281,100         2,954,361
                                                                 --------------
                                                                      4,808,564

Software--6.5%

BEA Systems, Inc. (a)                                  41,000           692,900
Novell, Inc. (a)                                       57,400           433,944
Parametric Technology Corp. (a)                       162,800         3,109,480
TIBCO Software, Inc. (a)                              339,200         3,113,856
VMware, Inc. (a)(e)                                    18,800         2,346,804
                                                                 --------------
                                                                      9,696,984

Specialty Retail--3.3%

American Eagle Outfitters, Inc.                        70,900         1,686,002
Foot Locker, Inc.                                     125,600         1,870,184
The Gap, Inc.                                          70,800         1,338,120
                                                                 --------------
                                                                      4,894,306

Textiles, Apparel & Luxury Goods--0.7%

Jones Apparel Group, Inc.                              48,200         1,009,308

Thrifts & Mortgage Finance--2.1%

People's United Financial, Inc.                       174,500         3,102,610



                                                       Shares
Common Stocks                                            Held          Value

Trading Companies & Distributors--1.3%

United Rentals, Inc. (a)                               41,900    $    1,432,561
WESCO International, Inc. (a)                          12,600           587,790
                                                                 --------------
                                                                      2,020,351

Total Common Stocks (Cost--$134,794,145)--94.1%                     141,195,093



Exchange-Traded Funds

iShares Russell 1000 Growth Index Fund                 36,500         2,321,400
iShares Russell Midcap Growth Index Fund               23,400         2,786,238
MidCap SPDR Trust Series 1                             10,800         1,781,892

Total Exchange-Traded Funds (Cost--$6,514,121)--4.6%                  6,889,530



                                                   Beneficial
Short-Term Securities                                Interest

BlackRock Liquidity Series, LLC
   Cash Sweep Series, 4.96% (b)(c)                 $2,054,409         2,054,409
BlackRock Liquidity Series, LLC
  Money Market Series, 5.04% (b)(c)(d)              6,127,350         6,127,350

Total Short-Term Investments (Cost--$8,181,759)--5.4%                 8,181,759

Total Investments (Cost--$149,490,025*)--104.1%                     156,266,382
Liabilities in Excess of Other Assets--(4.1%)                       (6,195,459)
                                                                 --------------
Net Assets--100.0%                                               $  150,070,923
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     150,176,300
                                                  =================
    Gross unrealized appreciation                 $      12,155,241
    Gross unrealized depreciation                       (6,065,159)
                                                  -----------------
    Net unrealized appreciation                   $       6,090,082
                                                  =================


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Interest
    Affiliate                                     Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                         $  882,002        $49,128
    BlackRock Liquidity Series, LLC
       Money Market Series                       $6,127,350        $ 6,389


(c) Represents the current yield as of October 31, 2007.

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security is on loan.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Statements of Assets and Liabilities

                                                                      U.S.                            Global       Mid Cap Value
                                                                    Mortgage       High Income       SmallCap      Opportunities
As of October 31, 2007 (Unaudited)                                 Portfolio        Portfolio       Portfolio        Portfolio
Assets

Investments in unaffiliated securities, at value*++++++         $  223,780,401   $   98,328,101   $  159,586,625   $  148,084,623
Investments in affiliated securities, at value**                     1,316,781       11,844,180        6,484,260        8,181,759
Cash                                                                 3,338,458          168,153               49               --
Foreign cash***                                                             --               --           16,339               --
Deposit on borrowed bonds                                            1,516,575               --               --               --
Unrealized appreciation on swaps                                       287,382              324               --               --
Receivable for securities sold                                     154,763,578          839,517          988,641        3,057,195
Interest receivable                                                  1,172,140        2,054,271               --               --
Beneficial interest sold                                               479,305          251,809          635,787          694,760
Variation margin receivable                                          1,001,879               --               --               --
Dividends receivable                                                        --            1,327          168,814          122,480
Swaps receivable                                                       545,263            1,948               --               --
Investment adviser receivable                                           18,176           16,895           39,070           21,649
Security lending receivable                                                 --               --            3,050            2,775
Prepaid expenses and other assets                                       20,737            6,066           82,498           11,144
                                                                --------------   --------------   --------------   --------------
Total assets                                                       388,240,675      113,512,591      168,005,133      160,176,385
                                                                --------------   --------------   --------------   --------------

Liabilities

Collateral on securities loaned, at value                                   --               --        2,935,000        6,127,350
Unrealized depreciation on swaps                                       200,444            7,450               --               --
Unrealized depreciation on forward foreign exchange contracts               --            5,144               --               --
Bank overdraft                                                              --               --               --          123,073
Reverse repurchase agreement                                        16,386,847               --               --               --
TBA sale commitments, at value++++                                  50,291,122               --               --               --
Payable for securities purchased                                   177,107,741        3,322,167        1,796,217        3,794,090
Dividends payable to shareholders                                      642,965          741,388               --               --
Swaps payable                                                          327,664               --               --               --
Beneficial interest redeemed                                            97,118           85,674          177,669           57,562
Interest expense payable                                                18,028               --               --               --
Payable to other affiliates                                              2,167            2,922            6,062            3,387
Accrued expenses and other liabilities                                   9,885               --           41,238               --
                                                                --------------   --------------   --------------   --------------
Total liabilities                                                  245,083,981        4,164,745        4,956,186       10,105,462
                                                                --------------   --------------   --------------   --------------

Net Assets

Net assets                                                      $  143,156,694   $  109,347,846   $  163,048,947   $  150,070,923
                                                                ==============   ==============   ==============   ==============

Net Assets Consist of

Undistributed (accumulated distributions in excess of)
investment income--net                                          $      237,061   $     (12,675)   $      761,037   $      763,758
Undistributed (accumulated) realized capital gains (losses)--net   (1,774,721)         (43,670)        7,987,883        5,210,717
Unrealized appreciation (depreciation)--net                            672,383      (1,202,633)       34,310,379        6,776,357
                                                                --------------   --------------   --------------   --------------
Total accumulated earnings (losses)--net                             (865,277)      (1,258,978)       43,059,299       12,750,832
                                                                --------------   --------------   --------------   --------------
Shares of beneficial interest, $.01 par value, unlimited
shares authorized++                                                    145,442          110,527          110,100          128,837
Paid-in capital in excess of par                                   143,876,529      110,496,297      119,879,548      137,191,254
                                                                --------------   --------------   --------------   --------------
Net assets                                                      $  143,156,694   $  109,347,846   $  163,048,947   $  150,070,923
                                                                ==============   ==============   ==============   ==============
  Net asset value per share                                     $         9.84   $         9.89   $        14.81   $        11.65
                                                                ==============   ==============   ==============   ==============
        * Identified cost for unaffiliated securities           $  223,300,896   $   99,519,658   $  125,284,954   $  141,308,266
                                                                ==============   ==============   ==============   ==============
       ** Identified cost for affiliated securities             $    1,297,895   $   11,844,180   $    6,484,260   $    8,181,759
                                                                ==============   ==============   ==============   ==============
      *** Cost                                                              --               --   $       16,115               --
                                                                ==============   ==============   ==============   ==============
       ++ Shares of beneficial interest outstanding                 14,544,211       11,052,675       11,009,972       12,883,745
                                                                ==============   ==============   ==============   ==============
     ++++ Proceeds paid TBA sale commitments                    $   50,153,028               --               --               --
                                                                ==============   ==============   ==============   ==============
   ++++++ Securities loaned                                                 --               --   $    2,870,100   $    6,062,997
                                                                ==============   ==============   ==============   ==============

          See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Statements of Operations

                                                                      U.S.                            Global       Mid Cap Value
                                                                    Mortgage       High Income       SmallCap      Opportunities
For the Six Months Ended October 31, 2007 (Unaudited)              Portfolio        Portfolio       Portfolio        Portfolio
Investment Income

Dividends**                                                     $           --   $       26,932   $      808,802   $      708,239
Interest*                                                            3,837,332        4,166,285          160,896           49,128
Securities lending--net                                                     --               --           15,771            6,389
                                                                --------------   --------------   --------------   --------------
Total income                                                         3,837,332        4,193,217          985,469          763,756
                                                                --------------   --------------   --------------   --------------

Expenses

Investment advisory fees                                        $      302,305   $      208,425   $      616,751   $      443,655
Interest expense                                                       166,662               --               --               --
Custodian fees                                                          13,603            5,613           98,927           17,972
Accounting services                                                     23,989           21,505           38,934           29,600
Professional fees                                                       19,576           19,554           24,629           20,777
Registration fees                                                       12,297           10,882           11,715           12,728
Transfer agent fees                                                      8,458            7,134           15,853           15,122
Printing and shareholder reports                                        10,343            8,448            8,718           10,257
Pricing services                                                         6,674           17,555            4,324              646
Directors' fees and expenses                                             6,932            6,911            7,414            6,909
Interest on securities sold short                                          565               --               --               --
Other                                                                    5,747            5,375            6,358            5,767
                                                                --------------   --------------   --------------   --------------
Total expenses before waiver and reimbursement                         577,151          311,402          833,623          563,433
Waiver and reimbursement of expenses                                 (409,924)        (311,402)        (833,623)        (563,433)
                                                                --------------   --------------   --------------   --------------
Total expenses after waiver and reimbursement                          167,227               --               --               --
                                                                --------------   --------------   --------------   --------------
Investment income--net                                               3,670,105        4,193,217          985,469          763,756
                                                                --------------   --------------   --------------   --------------

Realized and Unrealized Gain (Loss)--Net

Realized gain (loss) on:
  Investments--net***                                                (488,677)         (39,444)      8,551,818++        5,897,003
  Financial futures contracts and swaps--net                         (922,453)            9,378               --               --
  Foreign currency transactions--net                                        --          (9,344)         (69,736)               --
  Options written--net                                                 192,600               --               --               --
                                                                --------------   --------------   --------------   --------------
Total realized gain (loss)--net                                    (1,218,530)         (39,410)        8,482,082        5,897,003
                                                                --------------   --------------   --------------   --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                    (37,555)      (3,761,292)   11,777,357++++      (1,869,121)
  Forward foreign currency transactions--net                                --          (1,449)            6,084               --
  Financial futures contracts and swaps--net                           722,547          (3,902)               --               --
  Short sales--net                                                       9,582               --               --               --
  Options written--net                                                (46,056)               --               --               --
                                                                --------------   --------------   --------------   --------------
Total change in unrealized appreciation/depreciation--net              648,518      (3,766,643)       11,783,441      (1,869,121)
                                                                --------------   --------------   --------------   --------------
Total realized and unrealized gain (loss)--net                       (570,012)      (3,806,053)       20,265,523        4,027,882
                                                                --------------   --------------   --------------   --------------
Net Increase in Net Assets Resulting from Operations            $    3,100,093   $      387,164   $   21,250,992   $    4,791,638
                                                                ==============   ==============   ==============   ==============
      * Interest from affiliates                                $      110,349   $      288,063   $      160,896   $       49,128
                                                                ==============   ==============   ==============   ==============
     ** Withholding tax                                                     --               --   $       53,235   $           21
                                                                ==============   ==============   ==============   ==============
    *** Realized gain from affiliates                           $          162               --               --               --
                                                                ==============   ==============   ==============   ==============

     ++ Includes $9 foreign capital gain tax.

   ++++ Includes $31,583 deferred foreign capital gain credit.

        See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Statements of Changes in Net Assets

                                                                     U.S. Mortgage Portfolio           High Income Portfolio

                                                                  For the Six        For the       For the Six       For the
                                                                  Months Ended      Year Ended     Months Ended     Year Ended
                                                                October 31, 2007    April 30,    October 31, 2007   April 30,
Increase (Decrease) in Net Assets:                                (Unaudited)          2007        (Unaudited)         2007
Operations

Investment income--net                                          $    3,670,105   $    5,428,550   $    4,193,217   $    6,834,696
Realized gain (loss)--net                                          (1,218,530)          554,758         (39,410)          343,668
Change in unrealized appreciation/depreciation--net                    648,518          888,964      (3,766,643)        2,048,830
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                 3,100,093        6,872,272          387,164        9,227,194
                                                                --------------   --------------   --------------   --------------

Dividends to Shareholders

Investment income--net                                             (3,667,290)      (5,142,969)      (4,202,595)      (6,840,319)
                                                                --------------   --------------   --------------   --------------

Beneficial Interest Transactions

Net increase in net assets derived from beneficial
interest transactions                                               23,046,605       35,916,614       18,395,674        3,161,236
                                                                --------------   --------------   --------------   --------------

Net Assets

Total increase in net assets                                        22,479,408       37,645,917       14,580,243        5,548,111
Beginning of period                                                120,677,286       83,031,369       94,767,603       89,219,492
                                                                --------------   --------------   --------------   --------------
End of period*                                                  $  143,156,694   $  120,677,286   $  109,347,846   $   94,767,603
                                                                ==============   ==============   ==============   ==============
      * Undistributed (accumulated distributions in
        excess of) investment income--net                       $      237,061   $      234,246   $     (12,675)   $      (3,297)
                                                                ==============   ==============   ==============   ==============

        See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Statements of Changes in Net Assets (concluded)

                                                                                                           Mid Cap Value
                                                                    Global SmallCap Portfolio         Opportunities Portfolio

                                                                  For the Six        For the       For the Six       For the
                                                                  Months Ended      Year Ended     Months Ended     Year Ended
                                                                October 31, 2007    April 30,    October 31, 2007   April 30,
Increase (Decrease) in Net Assets:                                (Unaudited)          2007        (Unaudited)         2007
Operations

Investment income--net                                          $      985,469   $    1,753,048   $      763,756   $    1,296,882
Realized gain--net                                                   8,482,082        3,600,948        5,897,003        9,372,999
Change in unrealized appreciation/depreciation--net                 11,783,441       12,417,696      (1,869,121)        2,690,755
                                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting from operations                21,250,992       17,771,692        4,791,638       13,360,636
                                                                --------------   --------------   --------------   --------------

Dividends and Distributions to Shareholders

Investment income--net                                             (2,127,376)        (866,021)        (415,304)      (1,156,307)
Realized gain--net                                                 (3,378,486)        (769,153)      (7,115,079)      (5,909,557)
                                                                --------------   --------------   --------------   --------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                      (5,505,862)      (1,635,174)      (7,530,383)      (7,065,864)
                                                                --------------   --------------   --------------   --------------

Beneficial Interest Transactions

Net increase in net assets derived from beneficial
interest transactions                                               12,933,531       38,632,673       25,550,733       42,578,060
                                                                --------------   --------------   --------------   --------------

Net Assets

Total increase in net assets                                        28,678,661       54,769,191       22,811,988       48,872,832
Beginning of period                                                134,370,286       79,601,095      127,258,935       78,386,103
                                                                --------------   --------------   --------------   --------------
End of period*                                                  $  163,048,947   $  134,370,286   $  150,070,923   $  127,258,935
                                                                ==============   ==============   ==============   ==============
      * Undistributed investment income--net                    $      761,037   $    1,902,944   $      763,758   $      415,306
                                                                ==============   ==============   ==============   ==============

        See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Financial Highlights

                                                   U.S. Mortgage Portfolio                      High Income Portfolio

                                          For the Six                     For the       For the Six                  For the
The following per share data              Months Ended     For the    Period July 29,   Months Ended   For the   Period July 29,
and ratios have been derived              October 31,     Year Ended       2005++       October 31,   Year Ended      2005++
from information provided                     2007        April 30,     to April 30,        2007      April 30,    to April 30,
in the financial statements.              (Unaudited)        2007           2006        (Unaudited)      2007          2006
Per Share Operating Performance

Net asset value, beginning of period      $       9.90   $       9.72   $      10.00   $      10.29   $       9.95   $      10.00
                                          ------------   ------------   ------------   ------------   ------------   ------------
Investment income--net**                           .27            .53            .34            .41            .78            .54
Realized and unrealized gain (loss)--net         (.06)            .15          (.28)          (.40)            .36            .03
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                   .21            .68            .06            .01           1.14            .57
                                          ------------   ------------   ------------   ------------   ------------   ------------
Less dividends from investment income--net       (.27)          (.50)          (.34)          (.41)          (.80)          (.62)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period            $       9.84   $       9.90   $       9.72   $       9.89   $      10.29   $       9.95
                                          ============   ============   ============   ============   ============   ============

Total Investment Return

Based on net asset value per share            2.22%+++          7.19%        .57%+++       0.19%+++         11.98%       6.01%+++
                                          ============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver and reimbursement
and excluding interest expense               .00%*++++           .00%          .00%*          .00%*           .00%          .00%*
                                          ============   ============   ============   ============   ============   ============
Expenses, net of waiver and reimbursement        .25%*           .00%          .00%*          .00%*           .00%          .00%*
                                          ============   ============   ============   ============   ============   ============
Expenses                                         .88%*           .67%          .75%*          .61%*           .66%          .72%*
                                          ============   ============   ============   ============   ============   ============
Investment income--net                          5.57%*          5.37%         4.57%*         8.23%*          7.97%         8.24%*
                                          ============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)  $    143,157   $    120,677   $     83,031   $    109,348   $     94,768   $     89,219
                                          ============   ============   ============   ============   ============   ============
Portfolio turnover                             176%***         1,316%           382%            23%            91%            61%
                                          ============   ============   ============   ============   ============   ============

      * Annualized.

     ** Based on average shares outstanding.

    *** Excludes dollar rolls.

     ++ Commencement of operations.

   ++++ Less than .01%.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Financial Highlights (concluded)

                                                  Global SmallCap Portfolio             Mid Cap Value Opportunities Portfolio

                                          For the Six                     For the       For the Six                  For the
The following per share data              Months Ended     For the    Period July 29,   Months Ended   For the   Period August 2,
and ratios have been derived              October 31,     Year Ended       2005++       October 31,   Year Ended      2005++
from information provided                     2007        April 30,     to April 30,        2007      April 30,    to April 30,
in the financial statements.              (Unaudited)        2007           2006        (Unaudited)      2007          2006
Per Share Operating Performance

Net asset value, beginning of period      $      13.36   $      11.84   $      10.00   $      11.95   $      11.50   $      10.00
                                          ------------   ------------   ------------   ------------   ------------   ------------
Investment income--net**                           .09            .21            .12            .07            .15            .11
Realized and unrealized gain--net                 1.88           1.51           1.73            .30           1.15           1.48
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                  1.97           1.72           1.85            .37           1.30           1.59
                                          ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
   Investment income--net                        (.20)          (.10)          (.01)          (.04)          (.13)          (.06)
   Realized gain--net                            (.32)          (.10)          --***          (.63)          (.72)          (.03)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions--net           (.52)          (.20)          (.01)          (.67)          (.85)          (.09)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period            $      14.81   $      13.36   $      11.84   $      11.65   $      11.95   $      11.50
                                          ============   ============   ============   ============   ============   ============

Total Investment Return

Based on net asset value per share           15.05%+++         15.03%      18.56%+++       2.93%+++         12.51%      15.97%+++
                                          ============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver and reimbursement        .00%*           .00%          .00%*          .00%*           .00%          .00%*
                                          ============   ============   ============   ============   ============   ============
Expenses                                        1.15%*          1.29%         1.47%*          .82%*           .89%         1.00%*
                                          ============   ============   ============   ============   ============   ============
Investment income--net                          1.35%*          1.74%         1.51%*         1.12%*          1.34%         1.43%*
                                          ============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)  $    163,049   $    134,370   $     79,601   $    150,071   $    127,259   $     78,386
                                          ============   ============   ============   ============   ============   ============
Portfolio turnover                                 44%            96%            63%            84%            78%            84%
                                          ============   ============   ============   ============   ============   ============

      * Annualized.

     ** Based on average shares outstanding.

    *** Amount is less than ($.01) per share.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:

U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios" or individually as the "Portfolio") are each a series of Managed Account Series (the "Series") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of securities--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Series under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Series. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Series.

Equity securities held by the Portfolios that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Series. Long positions traded in OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Series. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Series' Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), a wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Series' Board of Trustees.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--Each Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (continued)


* Swaps--Each Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

* Options--Each Portfolio may write and purchase covered call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Each Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Each Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and un-realized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is each of the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (continued)


(i) Mortgage dollar rolls--The U.S. Mortgage Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) TBA Commitments--The Portfolios may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(k) Reverse repurchase agreements--Under reverse repurchase agreements, The U.S. Mortgage Portfolio sold securities to the counterparty and agreed to repurchase them at a mutually agreed upon date and price, and may have exchanged their respective commitments to pay or receive interest. If the counterparty defaulted on its obligation, the Portfolio's ability to receive interest would be delayed or limited. Furthermore, if the Portfolio did not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would have been able to terminate the repurchase agreement. At the time the Portfolio entered into a reverse repurchase agreement, it would have established a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(l) Short sales--Each Portfolio may make short sales of securities as a method of managing potential price declines in similar securities owned. When a Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

(m) Bonds borrowed agreements--In a bonds borrowed agreement, the Portfolio borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Bonds borrowed agreements are primarily entered into to settle short positions. In a bonds borrowed agreement, the Portfolio's prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the bonds borrowed transaction, including accrued interest. To the extent that bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Portfolio may be delayed or limited.

(n) Bank overdraft--The Mid Cap Value Opportunities Portfolio recorded a bank overdraft, which resulted from a failed trade that settled the next day.
(o) Recent accounting pronouncements--Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation
No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of
FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series, and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' tax returns remains open for the years ended April 30, 2004 through April 30, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Series' financial statements, if any, has not been determined.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (continued)


In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Series' financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Series, on behalf of each Portfolio, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each of the Portfolio's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio. For such services, the Manager receives, at the end of each month, a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of each Portfolio's net assets.


                                                             Investment
                                                           Advisory Fee

U.S. Mortgage Portfolio                                            .46%
High Income Portfolio                                              .41%
Global SmallCap Portfolio                                          .85%
Mid Cap Value Opportunities Portfolio                              .65%


The Manager has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. For the six months ended October 31, 2007, the Manager waived expenses for each Portfolio as follows:


                                          Investment         Investment
                                        Advisory Fee       Advisory Fee
                                              Earned             Waived

U.S. Mortgage Portfolio                     $302,305           $302,305
High Income Portfolio                       $208,425           $208,425
Global SmallCap Portfolio                   $616,751           $616,751
Mid Cap Value Opportunities Portfolio       $443,655           $443,665


In addition, for the six months ended October 31, 2007, the Manager reimbursed each Portfolio in additional operating expenses as follows:


U.S. Mortgage Portfolio                                        $107,619
High Income Portfolio                                          $102,977
Global SmallCap Portfolio                                      $216,872
Mid Cap Value Opportunities Portfolio                          $119,778


The Manager, on behalf of U.S. Mortgage Portfolio and High Income Portfolio, has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee at an annual percentage that is a percentage of the management fee paid by the Portfolios to the Manager.

In addition, the Manager, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM, for services it provides, a monthly fee at an annual percentage that is a percentage of the management fee paid by the Portfolios to the Manager.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended, October 31, 2007, BIM received $3,978 and $1,666 in securities lending agent fees for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively.

In addition, for the six months ended October 31, 2007, MLPF&S received commissions on the execution of portfolio transactions for certain Portfolios as follows:


                                                            Commissions

Global SmallCap Portfolio                                       $26,188
Mid Cap Value Opportunities Portfolio                           $61,002


Each Portfolio reimbursed the Manager for certain accounting services as follows:

                                                            For the Six
                                                           Months Ended
                                                       October 31, 2007

U.S. Mortgage Portfolio                                         $ 1,213
High Income Portfolio                                           $   965
Global SmallCap Portfolio                                       $ 1,385
Mid Cap Value Opportunities Portfolio                           $ 1,209


Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch, is each Portfolio's transfer agent.

Effective December 3, 2007, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Series' transfer agent.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (continued)


Certain officers and/or trustees of each Portfolio are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended October 31, 2007, were as follows:


                                           Purchases              Sales

U.S. Mortgage Portfolio                $ 399,700,647     $  285,209,417
High Income Portfolio                  $  34,246,926     $   20,634,788
Global SmallCap Portfolio              $  69,610,516     $   61,167,782
Mid Cap Value Opportunities Portfolio  $ 132,270,368     $  113,432,702


U.S. Mortgage Portfolio

Transactions in call options written for the six months ended October 31, 2007, were as follows:


                                           Number of           Premiums
                                         Contracts++           Received
Outstanding call options written,
  beginning of period                              6     $       96,300
Options expired                                  (6)           (96,300)
                                      --------------     --------------
Outstanding call options written,
  end of period                                   --     $           --
                                      ==============     ==============

 ++ One contract represents a notional amount of $1,000,000.


Transactions in put options written for the six months ended October 31, 2007, were as follows:


                                           Number of           Premiums
                                         Contracts++           Received
Outstanding put options written,
  beginning of period                              6     $       96,300
Options expired                                  (6)           (96,300)
                                      --------------     --------------
Outstanding put options written,
  end of period                                   --     $           --
                                      ==============     ==============

 ++ One contract represents a notional amount of $1,000,000.


4. Beneficial Interest Transactions:


                                                               For the Six Months Ended              For the Year Ended
                                                                   October 31, 2007                    April 30, 2007
                                                                Shares       Dollar Amount         Shares       Dollar Amount
U.S. Mortgage Portfolio

Shares sold                                                     2,997,698   $   29,373,698         4,886,275   $   48,033,164
Shares issued to shareholders in reinvestment of dividends          6,732           65,746            15,036          147,596
                                                            ------------------------------     ------------------------------
Total shares issued                                             3,004,430       29,439,444         4,901,311       48,180,760
Shares redeemed                                                 (653,075)      (6,392,839)       (1,247,174)     (12,264,146)
                                                            ------------------------------     ------------------------------
Net increase                                                    2,351,355   $   23,046,605         3,654,137   $   35,916,614
                                                            ==============================     ==============================


High Income Portfolio

Shares sold                                                     2,363,162   $   23,597,740         4,771,203   $   47,623,208
Shares issued to shareholders in reinvestment of dividends          9,774           96,661            24,082          240,848
                                                            ------------------------------     ------------------------------
Total shares issued                                             2,372,936       23,694,401         4,795,285       47,864,056
Shares redeemed                                                 (533,680)      (5,298,727)       (4,546,504)     (44,702,820)
                                                            ------------------------------     ------------------------------
Net increase                                                    1,839,256   $   18,395,674           248,781   $    3,161,236
                                                            ==============================     ==============================


Global SmallCap Portfolio

Shares sold                                                     1,895,026   $   25,877,513         4,481,139   $   52,610,737
Shares issued to shareholders in reinvestment of dividends
  and distributions                                                 5,550           77,138             3,046           32,749
                                                            ------------------------------     ------------------------------
Total shares issued                                             1,900,576       25,954,651         4,484,185       52,643,486
Shares redeemed                                                 (947,788)     (13,021,120)       (1,148,118)     (14,010,813)
                                                            ------------------------------     ------------------------------
Net increase                                                      952,788   $   12,933,531         3,336,067   $   38,632,673
                                                            ==============================     ==============================



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Notes to Financial Statements (concluded)


Mid Cap Value Opportunities Portfolio
Shares sold                                                     2,915,850   $   33,580,589         4,770,696   $   53,106,610
Shares issued to shareholders in reinvestment of dividends
  and distributions                                                 9,449          113,102            13,601          144,449
                                                            ------------------------------     ------------------------------
Total shares issued                                             2,925,299       33,693,691         4,784,297       53,251,059
Shares redeemed                                                 (694,683)      (8,142,958)         (945,690)     (10,672,999)
                                                            ------------------------------     ------------------------------
Net increase                                                    2,230,616   $   25,550,733         3,838,607   $   42,578,060
                                                            ==============================     ==============================


5. Short-Term Borrowings:

The Series, on behalf of each Portfolio, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007 and was subsequently renewed. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended October 31, 2007.


6. Commitments:

Global SmallCap Portfolio

At October 31, 2007 the Portfolio had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $963,000 and $583,000, respectively.


7. Capital Loss Carryforward:

U.S. Mortgage Portfolio

On April 30, 2007 the Portfolio had a net capital loss carryforward of $619,962 of which $389,731 expires in 2014 and $230,231 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Events:

Global SmallCap Portfolio

The Portfolio paid an ordinary income dividend in the amount of .568499 per share and a long-term capital gain distribution in the amount of .335404 per share on December 13, 2007 to shareholders of record on December 11, 2007.


Mid Cap Value Opportunities Portfolio

The Portfolio paid an ordinary income dividend in the amount of .479043 per share and a long-term capital gain distribution in the amount of .157563 per share on December 13, 2007 to shareholders of record on December 11, 2007.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Proxy Results


During the six-month period ended October 31, 2007, the shareholders Managed Account Series voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Series' Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Trustee are as follows:



                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
To elect the Series' Board of Trustees:                             U.S. Mortgage Portfolio
   James H. Bodurtha, Bruce R. Bond, Donald W. Burton,            12,862,227          152,665
   Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
   Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,              High Income Portfolio
   John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,         9,849,099              0
   David H. Walsh, Fred G. Weiss and Richard R. West
                                                                   Global SmallCap Portfolio
                                                                  10,218,372             0

                                                             Mid Cap Value Opportunities Portfolio
                                                                  10,977,363             0



Officers and Trustees as of October 31, 2007


Robert C. Doll, Jr., Fund President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Karen Clark, Chief Compliance Officer
Howard Surloff, Secretary


Custodians
U.S. Mortgage Portfolio
High Income Portfolio
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540


Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540


Legal Counsel
Sidley Austin LLP
New York, NY 10019



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



BlackRock Fund Information


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Series' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Series' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Series will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Series at
(800) 441-7762.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Series has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Series' voting securities were voted (if any) by the Series previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Series files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Series' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


MANAGED ACCOUNT SERIES                                         OCTOBER 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - The registrant's Schedule of
           Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Managed Account Series


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Executive Officer of
       Managed Account Series


Date: December 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       Managed Account Series


Date: December 19, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       Managed Account Series


Date: December 19, 2007